Exhibit 10.77

Execution Version

REAL ESTATE PURCHASE AND SALE AGREEMENT
CITYVIEW PROPERTY, CLARK COUNTY, NEVADA

By and Among

THARALDSON ETHANOL PLANT I, LLC, TMII SOUTH TECH, LLC, C.Y.
& R.I. HERITAGE INN OF PALMDALE, INC., C.Y. HERITAGE INN OF
DAYTON, INC., and 4424 POLARIS AVENUE, LLC

and

BRIGHTLINE HOLDINGS, LLC.

REAL ESTATE PURCHASE AND SALE AGREEMENT
CITYVIEW PROPERTY, CLARK COUNTY, NEVADA

This REAL ESTATE PURCHASE AND SALE AGREEMENT (“Purchase Agreement”) dated as of September 17, 2018 (the “Effective Date”), is by and among Tharaldson Ethanol Plant I, LLC, a Nevada limited liability company (“TEP”), TMII South Tech, LLC, a Nevada limited liability company (“TMII”), C.Y. & R.I. Heritage Inn of Palmdale, Inc., a Nevada corporation (“Heritage Inn Palmdale”), C.Y. Heritage Inn of Dayton, Inc., a Nevada corporation (“Heritage Inn Dayton”), and 4424 Polaris Avenue, LLC, a Nevada limited liability company (“4424 Polaris” and, together with TEP, TMII, Heritage Inn Palmdale and Heritage Inn Dayton, the “Seller”) and Brightline Holdings, LLC., a Delaware limited liability company (“Purchaser”).

RECITALS

A.         TEP owns in fee those certain parcels of land located near I-15 and Flamingo Road in Clark County, Nevada bearing Clark County Assessor Parcel Numbers (“APNs”) 162-20-112-002, 162-20-112-003 and 162-20-214-004, which are more particularly described on Exhibit “1-A” (collectively, the “TEP Owned Land”).

B.          Heritage Inn Palmdale, Heritage Inn Dayton and TMII, as joint tenants, own in fee those certain parcels of land located near I-15 and Flamingo Road in Clark County, Nevada bearing Clark County APNs 162-20-214-003, 162-20-214-005 and 162-20-214-001, which are more particularly described on Exhibit “1-B” (collectively, the “Heritage Land”).

C.         4424 Polaris owns in fee that certain parcel of land located near I-15 and Flamingo Road in Clark County, Nevada bearing Clark County APN 162-20-214-002, which is more particularly described on Exhibit “1-C” (the “4424 Polaris Land” and, together with the TEP Owned Land and the Heritage Land, the “Owned Land”).

D.         TEP has a valid leasehold interest in approximately 1.1 acres of land located near I-15 and Flamingo Road in Clark County, Nevada bearing Clark County APN 162-20-112-001, which is more particularly described on Exhibit “1-D” (the “Leased Land” and, together with the Owned Land, the “Land”), pursuant to that certain Lease Agreement, dated as of April 5, 2000, by and between Katherine Anne Ferguson Trust, as successor in interest to The Ferguson Family Trust, Paul Ferguson, Trustee, as lessor (the “Lessor”), and Focus 2000 Inc., as lessee, as assigned by that certain Assignment, dated on or about July 12, 2001, to Marnell Properties, LLC, as successor lessee, as assigned by that certain Assignment of Lease and Termination of Sublease dated as of July 2012 to TEP (as assigned, the “Ground Lease”).

E.          Seller has agreed to sell to Purchaser and Purchaser has agreed to purchase from Seller the Property (as defined herein), on the terms and subject to the conditions set forth in the Purchase Agreement.

F.           The parties hereto intend that, subject to the terms and conditions contained in this Purchase Agreement, Seller shall reserve all rights in the Property and all rents and revenues generated thereby until the Closing.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals, payment for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and the Seller agree as follows:

1.           Incorporation of Recitals. The Recitals set forth above are incorporated into and made a part of this Purchase Agreement.

2.           Definitions. The following terms, whenever used in this Purchase Agreement, shall have only the meanings set forth below.

2.1.        “Business Day” means a day that is not a Saturday, Sunday or legal holiday in the States of Nevada, California or Florida.

2.2.        The terms “Closing”, and “Closing Date” mean the date that the parties hereto close on the purchase and sale of the Property. In no event shall Closing occur later than March 1, 2019; unless the outside date in the XpressWest Purchase Agreement is automatically extended until May 30, 2019, in which event the Closing shall occur no later than May 30, 2019 (the “Outside Date”).

2.3.        “Commitment” means a standard Nevada form Commitment for Title Insurance issued by the Title Company in the amount of the Purchase Price, covering the Property.

2.4.        “Consent” means any consent, approval, waiver, license, permit, franchise, exemption, certificate, filing, notice, concession, right, grant, administrative decision or finding, certification, memorandum of understanding, right-of-way, easement, encroachment, authorization or order.

2.5.        “Contract” means any service contract, maintenance contract, operating contract, management contract, parking contract or similar agreement affecting the Land and effective as of the Effective Date, each as set forth on Exhibit 2 attached hereto, or which are executed after the Effective Date and approved in writing by Purchaser in its sole discretion.

2.6.        “Disposed Share Value” means an amount in dollars equal to the product of (a) the Purchaser Common Share Value multiplied by (b) the number of Purchaser Common Shares received by Seller pursuant to Section 3.6(b) that are sold, disposed of or otherwise transferred by Seller from and after the Closing and through and including the IPO Date.

2.7.        “Exception Documents” means copies of all documents identified as exceptions to coverage in the Commitment.

2.8.         “Environmental Laws” means any Law, Governmental Approval or Judgment enacted, entered, promulgated, enforced or issued by or with any Governmental Entity relating to pollution, the environment, the climate, natural resources, health and safety, noise,the protection of wetlands, wildlife, biota or endangered or threatened species or the management of waste, wastewater or storm water.

2.9.          “Governmental Approvals” means all federal, state, and local, Consents, Judgments and other approvals by or agreements with any Governmental Entity necessary for Seller to own, lease, develop or operate the Property, including, without limitation, all such Governmental Approvals required under Environmental Laws.

2.10.       “Governmental Entity” means any federal, state, or local, government or court of competent jurisdiction, administrative agency or commission or other governmental or regulatory authority, instrumentality or agency.

2.11.       “Hazardous Materials” means (a) any petroleum or petroleum products, by-products, fractions, additives or derivatives, (b) any methane gas, natural gas, natural gas liquid, liquefied natural gas, synthetic gas usable for fuel, radioactive materials or wastes,asbestos, polychlorinated biphenyls, chlorofluorocarbons and other ozone-depleting substances and (c) any other chemical, material, substance or waste that is regulated or can form the basis in liability under any Environmental Law.

2.12.       “Immediately Available Funds” means funds deposited by federal funds wire transfer.

2.13.       “Inspection Period” shall mean the period commencing on the Effective Date and expiring November 30, 2018.

2.14.       “Intangible Property” means, to the extent assignable, intangible property used or necessary in conjunction with the ownership, maintenance and operation of the Property including all licenses, permits, approvals, authorizations and other entitlements attributable to the Property, including zoning, and all books, records, reports, test results, environmental assessments and other documents and materials related to the Property.

2.15.       “IPO Date” means the closing date of the Purchaser IPO.

2.16.       “Judgment” means any judgment, order, writ, injunction, legally binding agreement with a Governmental Entity, stipulation or decree.

2.17.       “Law” means any statute, law, ordinance, legally-binding rule, regulation or any legally binding administrative or judicial decisions, interpretations, or policies issued by any Governmental Entity in connection with any of the foregoing.

2.18.       “Lease” means any of Seller’s interests as lessor in the leases set forth on Exhibit 3 attached hereto or which are executed after the Effective Date and approved in writing by Purchaser in its sole discretion.

2.19.       “Proceeding” means any actions, complaint, threat, order, directive, citation, notice, suit, charge, hearing, proceeding, claim or counterclaim or legal, administrative, arbitration or other alternative dispute resolution proceeding or investigation.

2.20.       “Property” means the following described real and personal property owned by the Seller:

  (a)          Land, Improvements, Personal Property and Appurtenances. The Land together with (i) all buildings, structures and other improvements erected on or attached to the Land as of the Effective Date or hereafter located thereon (the “Improvements”); (ii) any and all furnishings, fixtures, equipment and other personal property located in, on, about, or used in connection with, the Land or the Improvements (but only to the extent such items are owned by the Seller, are in the Seller’s possession or control, and are transferable) (collectively, the “Personal Property”); and (iii) all easements, rights of way, privileges, licenses, tenements, hereditaments, appurtenances and other rights and benefits belonging to or running with the Land, or related to the Land and belonging to the Seller, including but not limited to, water rights and water service agreements, all adjacent streets and alleys, and any strips or gores between such real property and adjacent property (the “Appurtenances”);

(b)          Leases and Contracts. All Assumed Contracts and Assigned Leases (each as defined below).

(c)        Licenses and Permits. To the extent assignable, all of the Seller’s interest in any Consents, Governmental Approvals, or entitlements, including those obtained by Purchaser prior to the Closing (“Licenses and Permits”).

(d)          Leasehold Estate. Seller’s leasehold interest in the Ground Lease.

2.21.       “Purchaser Common Shares” means the limited liability company interests of Purchaser; provided that, unless context requires otherwise, if Purchaser consummates a Purchaser IPO, all references herein to Purchaser Common Shares shall be deemed to be references to Purchaser Public Shares.

2.22.       “Purchaser Common Share Value” means an amount, determined as of the Closing, equal to the quotient of (a) the Purchaser Equity Valuation divided by (b) the number of Purchaser Common Shares issued and outstanding at the Closing; provided that if Purchaser consummates a Purchaser IPO at or prior to the Closing, the Purchaser Common Share Value shall be the Purchaser IPO Price.

2.23.       “Purchaser Equity Valuation” means $3,000,000,000.

2.24.       “Purchaser IPO” means an initial sale by Purchaser of common shares to the public in an offering pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8 or any similar or successor form) filed under the Securities Act, after which such common shares are listed on one or more nationally recognized exchanges or quoted on one or more automated quotation systems, including the New York Stock Exchange or the Nasdaq Global Select Market.

2.25.       “Purchaser IPO Price” means the initial public offering price (not reduced by any underwriter discounts, commissions or fees) of a Purchaser Public Share in the Purchaser IPO.

2.26.       “Purchaser’s Notice Address” means:

Brightline Holdings LLC
c/o Florida East Coast Industries, LLC
ATTN: Kolleen Cobb
2855 Le Jeune Rd, 4th Floor
Coral Gables, FL 33134
Telephone No.:(305) 520-2344
E-Mail: kolleen.cobb@feci.com

with a copy to:

Brownstein Hyatt Farber Schreck, LLP
Attn: Rebecca Miltenberger
100 North City Parkway, Suite 1600
 Las Vegas, NV 89106
Telephone No.: (702)464-7052
E-Mail: rmiltenberger@bhfs.com

2.27.       “Purchaser Public Share” shall mean a publicly traded common share of Purchaser after a Purchaser IPO.

2.28.       “Seller’s Notice Address” means:

 c/o Tharaldson Investments
4255 Dean Martin Drive, Suite J
Las Vegas, NV 89103
Attn: Don Cape
Telephone No.: (702) 385-4988 ext. 2
E-Mail: dcape@diversifiedgrp.com

with a copy to:

Holland & Hart LLP
Attn: Tom L. DeVine
555 17th Street, Suite 3200
 Denver, CO 80202
Telephone No.: (303)295-8110
Email: tldevine@hollandandhart.com

2.29.       “Seller’s Actual Knowledge” means matters of which Seller’s Representative is actually aware, without undertaking any investigation or inquiry.

2.30.       “Seller’s Aggregate IPO Holding” means an amount in dollars equal to the product of (x) the Purchaser IPO Price multiplied by (y) the number of Purchaser Public Shares held by Seller upon the closing of (and after giving effect to) a Purchaser IPO.

2.31.       “Seller’s Deliverables” shall mean all plans, specifications, property condition reports, environmental assessments, geotechnical studies, soils reports, title reports, surveys, the Leases, the Contracts, the Ground Lease, Licenses and Permits and other information relating to the ownership and operation of the Property which Purchaser may reasonably request and which are in Seller’s possession or under Seller’s control.

2.32.       “Seller’s Representative” shall mean Don Cape, c/o Tharaldson Investments, 4225 Dean Martin Drive, Suite J, Las Vegas, Nevada 89103.

2.33.       “Share Consideration Target Value” means an amount in dollars equal to (a) $10,000,000 minus (b) the Disposed Share Value.

2.34.       “Share Purchase Price” means a number of Purchaser Common Shares (rounded up to the nearest whole number of limited liability company interests or shares, as applicable) equal to the quotient of (a) $10,000,000 divided by (b) the Purchaser Common Share Value.

2.35.       “Share Purchase Price True-Up” means a number of Purchaser Public Shares (rounded up to the nearest whole number of shares) equal to the quotient of (a) (i)$10,000,000 minus (ii) the Disposed Share Value minus (iii) Seller’s Aggregate IPO Holding divided by (b) the Purchaser IPO Price.

2.36.       “Title Company” means First American Title Insurance Company, located at 2500 N. Buffalo Drive, Suite 100, Las Vegas, Nevada 89130.

2.37.       “XpressWest Purchase Agreement” means that certain Membership Interest Purchase Agreement among Purchaser, DesertXpress Enterprises, LLC and Benny’s Holdco,LLC, dated as of September 17, 2018.

3.            Purchase Price; Earnest Money

3.1.         Purchase Price. The aggregate purchase price (the “Purchase Price”) shall be comprised of (a) $140,000,000 in Immediately Available Funds (the “Cash Purchase Price”), and (b) the Share Purchase Price.

(a)          Purchaser IPO True-Up. If (i) Purchaser has not consummated a Purchaser IPO on or prior to the Closing but consummates a Purchaser IPO on or prior to the date that is twelve months after the Closing Date (the “IPO Outside Date”) and (ii) as of the IPO Date, Seller’s Aggregate IPO Holding is less than the Share Consideration Target Value, Purchaser shall issue and deliver to Seller promptly following the IPO Date a number of Purchaser Public Shares (rounded up to the nearest whole number of shares) in book-entry form equal to the Share Purchase Price True-Up.

(b)          Earnest Money Deposit. Purchaser shall deliver to the Title Company not later than three (3) Business Days following the Effective Date the sum of $2,000,000 (together with any interest earned thereon, the “Initial Earnest Money Deposit”). Not later than twenty (20) Business Days following the Effective Date, Purchaser shall deliver to the Title Company an additional sum of $5,000,000 (together with any interest earned thereon, the “Additional Earnest Money Deposit” and, together with the Initial Earnest Money Deposit, the “Earnest Money Deposit”). The Earnest Money Deposit shall be held in Escrow by the Title Company in accordance with the terms of this Purchase Agreement in an interest-bearing account with a federally insured financial institution. The Earnest Money Deposit will be credited against the Purchase Price at Closing. The Earnest Money Deposit shall be fully refundable to Purchaser prior to the expiration of the Inspection Period. The Purchase Price shall be paid by Purchaser at Closing in Immediately Available Funds to the Title Company for the account of Seller. If Purchaser has not elected to terminate this Purchase Agreement prior to the expiration of the Inspection Period, the Earnest Money Deposit will become non-refundable, unless (i) the Closing does not occur because of the failure of any of the conditions set forth in Section 3.4(a) through (e), inclusive, or (ii) Purchaser otherwise elects to terminate this Purchase Agreement pursuant to Section 8.02, in which case the Earnest Money Deposit will remain fully refundable to Purchaser.

3.2.         Escrow.

(a)          Title Company is authorized and agrees by acceptance thereof to deposit the Earnest Money Deposit as required by Section 3.1(b) above. In the event of doubt as to Title Company’s duties or liabilities under the provisions of this Purchase Agreement, Title Company may, in its sole discretion, continue to hold the subject matter of this Escrow until the parties mutually agree to disbursement thereof, or until a Judgment of a court of competent jurisdiction shall determine the rights of the parties thereto, or Title Company may deposit same with the clerk of the court having jurisdiction of the dispute, and upon notifying all parties concerned of such action, all liability on the part of Title Company shall fully terminate, except to the extent of accounting for any items theretofore delivered out of Escrow. In the event of any suit between Purchaser and Seller wherein Title Company is made a party by virtue of acting as escrow agent hereunder, or in the event of any suit wherein Title Company interpleads the subject matter of this Escrow, Title Company shall be entitled to recover reasonable attorney’s fees and costs incurred, said fees and costs to be charged and assessed as court costs in favor of the prevailing party. Seller and Purchaser hereby designate Title Company as the “Reporting Person” for the transaction pursuant to Section 6045(e) of the Internal Revenue Code.

(b)          Promptly following mutual execution of this Purchase Agreement, Purchaser and Seller shall cause an escrow (“Escrow”) to be opened with Title Company (the “Opening of Escrow”) by delivery to Title Company of a fully executed copy of this Purchase Agreement. Title Company shall promptly deliver to Purchaser and Seller written notice of the date of the Opening of Escrow by executing the joinder attached hereto. This Purchase Agreement shall constitute escrow instructions to Title Company as well as the agreement of the parties. Title Company is hereby appointed and designated to act as escrow agent and instructed to deliver, pursuant to the terms of this Purchase Agreement, the documents and funds to be deposited into Escrow as herein provided. The parties hereto shall execute such additional escrow instructions (not inconsistent with this Purchase Agreement as determined by counsel for Purchaser and Seller) as Title Company shall deem reasonably necessary. In the event of any inconsistency between the provisions of this Purchase Agreement and such additional escrow instructions, the provisions of this Purchase Agreement shall govern.

3.3.          Closing Date. Closing shall occur thirty (30) days following the later of the (a) expiration of the Inspection Period, or (b) satisfaction of the Conditions to Closing, but in any event, no later than the Outside Date. Closing will be held at the offices of the Title Company or as otherwise agreed by Purchaser and Seller. At Closing, Seller shall transfer (a) by recordable grant, bargain and sale deed, substantially in the form of Exhibit 4 attached hereto (the “Deed”), fee simple title to the Owned Property, and (b) by recordable assignment of ground lease, substantially in the form of Exhibit 5 attached hereto (the “Ground Lease Assignment”) leasehold title to the Leased Property, each free and clear of all encumbrances except those listed in the final Commitment (“Permitted Exceptions”). Purchaser and Seller agree to provide the Title Company with their taxpayer identification numbers and such other information reasonably required by Title Company.

3.4.         Conditions to Closing. The obligations of Purchaser under this Purchase Agreement are subject to the following conditions (collectively, “Purchaser’s Closing Conditions”), which conditions are for the sole benefit of Purchaser and may be waived by Purchaser, in whole or in part, by written notice of waiver delivered to Seller:

(a)          The Property and all portions thereof being free from material damage or destruction by fire, earthquake, flooding or other force of nature after the Effective Date, which prevents the use of the Property for Purchaser’s intended purpose. For purposes of this Section 3.4(a), “material” shall mean damage or destruction of 50% or more of the Property.

(b)          Seller’s performance of its covenants and other obligations under this Purchase Agreement, including, without limitation, delivery of all Closing documents and instruments required hereby.

(c)          The truth and accuracy as of the Effective Date, and as of the date of Closing, of each and every warranty and representation made herein by Seller.

(d)          Seller shall have caused the Title Company to irrevocably commit to deliver to Purchaser the Title Policy.

(e)          No Proceeding shall have been commenced by or against Seller under the federal bankruptcy code or any state law for the relief of debtors or for the enforcement of the rights of creditors.

(f)          The closing of the transaction contemplated by the Xpress West Purchase Agreement shall have occurred prior to or substantially concurrently with the Closing.

If any of Purchaser’s Closing Conditions have not been fulfilled on or before the Outside Date, Purchaser may: (i) waive the Purchaser’s Closing Condition and proceed to Closing in accordance with this Purchase Agreement, without adjustment or abatement of the Purchase Price; or (ii) terminate this Purchase Agreement by written notice to Seller and Title Company, in which event (A) the Earnest Money Deposit shall be returned to Purchaser without further instruction from Seller, (B) all other documents, instruments and funds delivered to Escrow shall be returned to the party that delivered the same, (C) to the extent that the failure of any applicable Purchaser’s Closing Conditions is caused by a Seller default, Seller shall pay for all of the cancellation charges of Title Company, if any, and Purchaser shall be entitled to its Reimbursable Expenses, and (D) neither party shall have any further liability or obligation hereunder except as to those obligations which provide that they survive termination of this Purchase Agreement. Notwithstanding anything herein to the contrary, in the event that all Purchaser Closing Conditions except for that condition set forth in Section 3.4(f) are satisfied on or before the Outside Date, and provided Seller is not otherwise in default hereunder, Purchaser may terminate this Purchase Agreement by written notice to Seller and Title company in which event (1) the Earnest Money Deposit shall be delivered to Seller; (2) all other documents, instruments and funds delivered to Escrow shall be returned to the party that delivered the same; (3) Purchaser shall pay for all of the cancellation charges of Title Company, if any; and (4) neither party shall have any further liability or obligation hereunder except as to those obligations which provide that they survive the termination of this Purchase Agreement.

3.5.         Seller’s Deposits. On or before one (1) Business Day prior to the Closing Date, Seller shall deliver to Title Company the following items, each dated as of the Closing Date and duly executed and acknowledged, if applicable, by Seller (collectively, the “Seller’s Deposits”):

(a)         The Deed, together with the State of Nevada Declaration of Value form setting forth the Purchase Price as the fair market value of the Property (the “Declaration of Value”).

(b)         Two (2) original counterparts of the Stockholder Agreement in the form of Exhibit 6 attached hereto (the “Shareholder Agreement”).

  (c)          Two (2) original counterparts of the Ground Lease Assignment.

(d)         Two (2) original counterparts of the Assignment and Assumption Agreement in the form of Exhibit 7 attached hereto (the “Assignment and Assumption Agreement”).

(e)         A FIRPTA Affidavit for each entity comprising Seller substantially in the form of Exhibit 8 attached hereto.

(f)          The Assignment and Bill of Sale substantially in the form of Exhibit 9 attached hereto.

(g)         An owner’s affidavit in form sufficient and acceptable to Title Company so as to allow Title Company to eliminate the standard printed exceptions, including the parties in possession, mechanic’s lien, and gap exceptions from the Title Policy and running to the benefit of Purchaser and Title Company, stating that there are no outstanding unrecorded options or contracts for sale of the Property to anyone other than Purchaser, that the Property is unencumbered and that no construction or repairs have been made, nor any work done to or on the Property which has not been fully paid.

  (h)          The Closing Statement.

(i)          A letter to each tenant under an Assigned Lease, in substantially the form of Exhibit 10 attached hereto, advising such tenant of the sale of the Property and directing that after the Closing Date all rent and any other amounts due from such tenant and all future correspondence relating to such Assigned Lease, as the case may be, shall be sent to Purchaser.

(j)          The Landlord Consent and Estoppel confirming the terms set forth in the Ground Lease and that Seller is not in default thereunder, in substantially the form of Exhibit 11 attached hereto (the “Landlord Consent”), duly executed by Lessor, and dated no earlier than thirty (30) days prior to the Closing Date;

(k)         An estoppel certificate from each tenant under an Assigned Lease confirming the terms set forth in such Assigned Lease and that there is no default thereunder, in substantially the form of Exhibit 12 attached hereto (collectively, the “Tenant Estoppel Certificates”), duly executed by such tenant and dated no earlier than January 1, 2019;

(l)         Any other items or documents referred to in this Purchase Agreement or affecting the conveyance and sale of the Property that may be reasonably requested by Purchaser or Title Company or that may be necessary to carry out the purpose and intent of this Purchase Agreement.

3.6.          Purchaser’s Deposits. On or before one (1) Business Day prior to the Closing Date, Purchaser shall deliver to Title Company each of the following items, dated as of the Closing Date, if applicable, and duly executed by Purchaser, if applicable (collectively, the “Purchaser’s Deposits”):

(a)         The balance of the Cash Purchase Price together with Purchaser’s portion of the prorations pursuant to the terms of this Purchase Agreement;

(b)        Purchaser shall issue and deliver to Seller a number of Purchaser Common Shares (rounded up to the nearest whole number of limited liability company interests or shares, as applicable) in book-entry form equal to the Share Purchase Price.

  (c)         Two (2) counterparts to the Stockholder Agreement.

  (d)         One (1) original counterpart to the Declaration of Value.

  (e)         Two (2) original counterparts of the Ground Lease Assignment.

  (f)          Two (2) original counterparts of the Assignment and Assumption Agreement.

  (g)         The Closing Statement.

  (h)         Any other items or documents referred to in this Purchase Agreement or affecting the conveyance and sale of the Property that may be reasonably requested by Seller or Title Company or that may be necessary to carry out the purpose and intent of this Purchase Agreement.

3.7.          Approval of Closing Documents. All Closing documents to be furnished by Seller or Purchaser pursuant hereto the form of which is not attached to this Purchase Agreement shall be in form and substance reasonably satisfactory to both Seller and Purchaser.

3.8.          Actions by Title Company. Provided that Title Company shall not have received on or before the Closing Date written notice from Purchaser or Seller of the failure of any condition to the Closing or of the termination of this Purchase Agreement, when Purchaser and Seller have deposited into Escrow the documents and funds required by this Purchase Agreement and authorized Title Company to close the transaction, Title Company shall, in the order and manner herein below indicated, take the following actions:

(a)           Recording. Cause the Deed, the Declaration of Value, the Assignment of Ground Lease and any other documents which the parties hereto may mutually direct to be recorded in the Land Records and obtain conformed copies thereof for distribution to Purchaser and Seller. Title Company shall record such documents in the following order, (i) first, the Deed, together with the Declaration of Value, (ii) second, the Ground Lease Assignment, and (iii) third, any other documents which the parties direct to be recorded in accordance herewith; and

(b)           Funds. Disburse all funds as follows:

(i)       pursuant to the Closing Statement, retain for Title Company’s own account all escrow fees and costs, the fees and expenses incurred in connection with the issuance of the Title Policy and disburse to any other persons entitled thereto the amount of any other Closing Expenses;

(ii)       disburse to Seller an amount equal to the Cash Purchase Price less or plus the net debit or credit to Seller by reason of the prorations pursuant to the terms of this Purchase Agreement; and

(iii)      disburse to the party who deposited the same any remaining funds in the possession of Title Company after payments pursuant to this Section have been completed.

(c)          Delivery of Documents. Deliver: (a) to Seller (i) one original of all documents deposited into Escrow by Purchaser, (ii) one copy of all documents deposited into Escrow by Seller (other than any documents being recorded), and (iii) one conformed copy of each document recorded pursuant to the terms hereof; and (b) to Purchaser, (i) one original of all documents deposited into Escrow by Seller (other than any other documents being recorded), (ii) one conformed copy of each document recorded pursuant to the terms hereof, and (iii) one original of the Deed, Declaration of Value and Assignment of Ground Lease following recording; and

   (d)          Title Policy. Issue to Purchaser the Title Policy.

3.9.        Deliveries Outside of Escrow. At the Closing, Seller shall deliver to Purchaser sole and exclusive possession of the Property. Further, at the Closing, Seller shall deliver to Purchaser the Intangible Property to the extent in the actual possession of Seller.

4.           Seller’s Deliveries to Purchaser.

4.1.       Items Delivered.

(a)          General Items. Within five (5) Business Days after the Effective Date, the Seller shall deliver to Purchaser the Seller’s Deliverables for the Property.

(b)          Additional Deliveries. Throughout the Inspection Period, the Seller shall also deliver to Purchaser any amendments, modifications, renewals or updates of the Seller’s Deliverables which are then available to the Seller and copies of such other items then available to the Seller relating to the Property as reasonably requested by Purchaser.

4.2.         Limited Warranty; “As- Is” Sale. The Seller warrants and represents to Purchaser that all copies of documents, instruments, reports, correspondence and other writings delivered by the Seller to Purchaser pursuant to this Purchase Agreement are true, correct and complete copies of the originals. As-Is Sale. Except for the express representations and warranties of Seller set forth herein, Purchaser acknowledges and agrees that Purchaser has not been induced by and has not relied upon any written or oral representations, warranties or statements, whether express or implied, made by Seller, or any affiliate, agent, employee, or other representative of any of Seller or upon any information provided by or on behalf of Seller with respect to the Property, or any other matter affecting or relating to the transactions contemplated hereby. Purchaser acknowledges and agrees that, except as expressly set forth herein, Seller makes no representations or warranties whatsoever, whether express or implied or arising by operation of law, with respect to the Property. PURCHASER AGREES THAT THE PROPERTY WILL BE SOLD AND CONVEYED TO (AND ACCEPTED BY) PURCHASER AT THE CLOSING IN ITS THEN EXISTING CONDITION, AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT ANY WRITTEN OR ORAL REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED OR ARISING BY OPERATION OF LAW, other than any representations, warranties and covenants of Seller expressly set forth in this Purchase Agreement. Without limiting the generality of the foregoing, except for the representations and warranties of Seller contained in this Purchase Agreement, the transactions contemplated by this Purchase Agreement are without statutory, express or implied warranty, representation, agreement, statement or expression of opinion of or with respect to the Property or any aspect thereof, including, without limitation, (i) any and all statutory, express or implied representations or warranties related to the suitability for a particular purpose and (ii) any statutory, express or implied representations or warranties created by any affirmation of fact or promise, by any description of the Property or by operation of law. Purchaser acknowledges that Purchaser has knowledge and expertise in financial and business matters that enable Purchaser to evaluate the merits and risks of the transactions contemplated by this Purchase Agreement.

               4.3.         Confidentiality. All items delivered by the Seller to Purchaser pursuant to Section 4.1 of this Purchase Agreement are being delivered to Purchaser solely for Purchaser’s use in connection with the Purchase. Accordingly, Purchaser shall not (a) release any such delivered items or disclose any of the information contained therein, or (b) release any other items or disclose any other information concerning the Property or this Purchase Agreement (except as hereinafter provided), to any other person or entity, prior to the Closing without the prior written consent of the Seller. Notwithstanding the foregoing, the Seller’s prior written consent shall not be required for the release of such items or the disclosure of such information (i) to Purchaser’s employees, attorneys, accountants, architects, engineers and other consultants and representatives for their use in connection with this transaction, (ii)to the extent required by legal process or court order, (iii) if such items or information are available in public records or otherwise generally available to the public, (iv) to any agency of the federal, state or local government or (v) to the Title Company. Purchaser shall, not more than five (5) Business Days after the termination of this Purchase Agreement, return all such original items and all copies thereof, which Purchaser has received, to the Seller.

5.            Title, Survey and Contracts.

5.1.        Commitment. Not more than five (5) Business Days after the Effective Date the Seller shall deliver to Purchaser a copy of a Commitment for the Property dated “as of” not more than fifteen (15) days prior to the Effective Date and copies of or electronic links to all recorded Exception Documents.

5.2.         Survey. After the Effective Date, Purchaser may, at its sole cost and expense, engage a surveyor or engineer licensed in the State of Nevada to prepare an ALTA/NSPS survey of the Property (the “Survey”) utilizing the Commitment.

5.3.        Title Objections. On or before October 31, 2018 (“Title Objection Date”), Purchaser shall notify the Seller in writing of any title exceptions or matters identified in the Commitment, the Exception Documents, or the Survey of which Purchaser disapproves (“Title Objection Notice”). Purchaser’s failure to give a Title Objection Notice with respect to any title exception or matter prior to the Title Objection Date shall be deemed to constitute Purchaser’s waiver of its right to disapprove such title exception or matter and its approval thereof. On or before five (5) days after the date of the Title Objection Notice, Seller shall notify Purchaser in writing of any disapproved title exceptions or matters which the Seller is unable or unwilling to cause to be (a) removed or (b) upon Purchaser’s written approval, insured against, prior to or at Closing (“Seller’s Title Objection Response”). The Seller’s failure to provide Purchaser with the Seller’s Title Objection Response within the time period set forth above shall be deemed to be the Seller’s election not to cure any Title Objections raised by Purchaser. Notwithstanding the foregoing or anything herein to the contrary, at or before the Closing, Seller shall cause all financing encumbrances and other monetary liens, if any, to be removed as exceptions to or affecting title to the Property, except liens for taxes not then due and payable, and Seller shall cure any disapproved items it has elected to cure hereunder, and if Seller fails to do so, Purchaser, at its option, by written notice to Seller and Title Company at any time on or before the Closing, may elect to (i) terminate this Purchase Agreement and receive a refund of the Earnest Money Deposit (without any instruction from Seller), and, notwithstanding anything herein to the contrary, Seller shall, within ten (10) days of demand therefor, reimburse Purchaser for its actual, out of pocket expenses incurred by Purchaser in connection with the preparation and negotiation of this Purchase Agreement and the transactions contemplated hereby and related thereto, including (A) expenses related to due diligence and seeking entitlements or other governmental approvals, and (B) fees of Purchaser’s attorneys, lobbyists and consultants (subsection (A) and (B), collectively, “Reimbursable Expenses”); (ii) accept title subject to any disapproved matters; or (iii) declare Seller in default of this Purchase Agreement and pursue any other remedies allowed hereunder or at law or in equity.

5.4.        Modifications to Title Commitment and Survey. If Title Company subsequently issues any amendment to the Commitment after the Title Objection Date or the expiration of the Inspection Period disclosing any additional exceptions, changes in the legal description, or additional requirements of Purchaser, or if any revision to the Survey discloses any additional matters affecting the Property, then Purchaser shall be entitled to disapprove any such matter by delivering notice to Seller and Title Company on or before five (5) Business Days after Title Company has delivered to Purchaser the amendment to the Commitment together with copies of the underlying documents referenced therein (or Purchaser has received the revision to the Survey, as applicable). If Purchaser fails to deliver a notice disapproving of any matter set forth in the amended Commitment or Survey (or any subsequent amendment thereto) within the relevant time period prescribed above, Purchaser shall be conclusively deemed to have approved such matter as of the last day of that time period and such matter shall be deemed to be a Permitted Exception. Seller shall have five (5) Business Days after notice of any disapproval is given by Purchaser within which to give written notice to Purchaser and Title Company as to whether Seller elects to cure any such disapproved matter. Failure to notify Purchaser in writing within such period of its election to cure shall be deemed Seller’s election not to cure. Purchaser shall have five (5) Business Days following either receipt of Seller’s notice electing not to cure or the expiration of Seller’s five (5) Business Day notice period provided in this Section in which to elect either to waive its disapproval of any matter Seller does not elect to cure or to terminate this Purchase Agreement and receive a refund of the Earnest Money Deposit without any instruction from Seller. The Closing Date, including the Outside Date, shall be extended as necessary to accommodate the foregoing time periods. If Seller elects to cure but fails to do so, Seller shall be in default and Purchaser shall be entitled to those remedies provided in Section 5.3 above.

5.5.         Assumed Contracts and Assigned Leases. On or before the expiration of the Inspection Period, Purchaser shall advise Seller of any Contract Purchaser desires to assume (collectively, the “Assumed Contracts”) and of any Lease Purchaser desires to assume (collectively, the “Assigned Leases”). Any Contract or Lease which Purchaser does not designate as an Assumed Contract or Assigned Lease shall be terminated by Seller, at Seller’s cost and expense, prior to the Closing Date. Seller shall use commercially reasonable efforts to obtain, prior to the Closing, any approvals or consents required under any Assumed Contracts or Assigned Leases in order to transfer such Assumed Contracts or Assigned Lease to Purchaser at the Closing.

6.            Entry, Inspection and Testing.

6.1.       General. At any time during the Inspection Period, but only after forty-eight (48) hours’ prior notice to Seller (which may be given via e-mail), Purchaser, or its agents, may enter upon the Property at reasonable times to perform inspections and tests deemed necessary by Purchaser, in its sole discretion. Notwithstanding the foregoing, Purchaser and its agents shall have no right to make soils borings, drill testing or monitoring wells or otherwise to penetrate the surface of the Property, except with Seller’s prior written consent, which consent shall not be unreasonably withheld or delayed, and, if such consent is given, except on the terms and conditions provided for in Section 6.2 of this Purchase Agreement. Purchaser, and its agents, shall exercise due care in entering upon, inspecting and testing the Property and shall perform all such entry, inspection and testing in a professional manner so as to minimize any damage to or disruption of the Property. Purchaser shall obtain, or cause Purchaser’s agents to obtain, at the sole cost and expense of Purchaser, any licenses or permits required by federal, state or local law in order to perform such inspections and tests. Purchaser shall promptly repair any damage to the Property resulting from such entry, inspection or testing and shall return the Property as nearly as practical to the Property’s condition prior to such entry, inspection or testing.

6.2.       Subsurface Testing.

(a)         Manner of Testing. Prior to drilling into or otherwise penetrating the surface of the Property, Purchaser shall establish the location of all underground utility lines and facilities directly through each utility company or by other means acceptable to Seller. Purchaser shall keep all equipment and installations used by Purchaser in connection with such activities, including the well caps to any testing or monitoring wells, locked or otherwise secured during all times when Purchaser does not require access to such equipment and installations. Purchaser shall promptly provide Seller with diagrams showing the locations of all soils borings made by Purchaser, and with “as-built” drawings of any testing or monitoring wells installed by Purchaser.

(b)         Removal of Material, Equipment. Purchaser shall remove from the Property and properly dispose of all soils, groundwater and other materials extracted by Purchaser in connection with such drilling, testing or monitoring activities prior to the end of the Business Day after such testing is concluded, all in accordance with Environmental Laws and all permits, licenses and requirements of and from Governmental Authorities. Notwithstanding anything herein to the contrary, Purchaser shall not be responsible for any remediation or other removal of any soils, groundwater and other materials. On or prior to the expiration of the Inspection Period, Purchaser shall remove from the Property all equipment and installations used by Purchaser, shall properly fill compact and level all ditches, depressions and excavations caused solely by Purchaser’s testing, and remove and dispose of all debris resulting therefrom; and shall otherwise cause the affected portions of the Property to be returned as nearly as possible to their original gradient and condition, all in accordance with Environmental Laws and all other governmental requirements.

(c)         Insurance Requirements. Prior to drilling into or otherwise penetrating the surface of the Property, Purchaser, at its sole cost and expense, shall obtain and maintain in effect, and shall cause its agents, contractors, subcontractors and other authorized representatives to obtain and maintain in effect, the following forms of insurance coverage:

(i) Workers compensation and employer’s liability insurance issued for protection of all employees engaged in such activities.

(ii) Commercial (or comprehensive) general liability insurance with a minimum combined bodily injury and property damage limit of not less than $2,000,000 per occurrence. Such insurance shall include the following coverages with respect to such activities: (A) products and completed operations; (B) blanket contractual liability; (C) premises and operations; and (D) broad form property damage. Such insurance shall be primary and noncontributing with any insurance that may be carried by Seller or its tenants, and shall name Seller as an additional insured.

(iii) Automotive liability for bodily injury with a limit of not less than $1,000,000 per occurrence.

The insurance certificates required hereby shall provide that the coverage therein evidenced shall not be terminated, amended or cancelled, except by written notice to Seller at least thirty (30) days prior to the effective date thereof, regardless of whether such termination, amendment or cancellation is initiated by Purchaser or the insurance carrier. All insurance required of Purchaser hereunder shall be issued by insurance carriers authorized to transact business in the State of Nevada and rated at least B+ Class V by Best’s Insurance Reports

(d) Non-Disturbance of Tenants. At all times during the Inspection Period, neither Purchaser nor its employees, contractors or agents, shall interfere with the use of the Property by the tenants occupying the Property pursuant to the Leases.

7.             Representations and Warranties.

7.1.         Representations and Warranties of Seller. The Seller represents and warrants to and covenants with Purchaser that the following matters are true and correct as of the Purchase Effective Date and will also be true and correct as of the Closing Date:

(a)         Good Standing. Each of the entities comprising Seller is duly organized, validly existing and in good standing under the Laws of the state of its formation.

(b)         Authorization and Validity. This Purchase Agreement is, and all the documents executed by Seller which are to be delivered to Purchaser at the Closing will be, duly authorized, executed, and delivered by Seller, and will be legal, valid, and binding obligations of Seller enforceable against Seller in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other equitable principles relating to or limiting the right of contracting parties generally. This Purchase Agreement does not violate any provisions of any agreement to which any of the entities comprising the Seller is a party or to which any of them is subject.

(c)         No Bankruptcy Proceedings. None of the entities comprising Seller has (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by the creditors of such entity, (iii) suffered the appointment of a receiver to take possession of all or substantially all of any of such entity’s assets, or (iv) suffered the attachment or other judicial seizure of all or substantially all of any of such entity’s assets.

(d)         Non-Foreign Person. None of the entities comprising Seller is a “foreign person” as defined in Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), and any related regulations.

(e)         No Breach. Neither the execution of this Purchase Agreement nor the consummation of the transactions contemplated herein will constitute a breach under any contract or agreement to which any of the entities comprising Seller is a party or by which any of the Seller entities is bound or affected which affects the Property or any part thereof.

(f)          Litigation and Other Proceedings. There are no Judgments unsatisfied against any of the entities comprising Seller or the Property or consent decrees or injunctions to which any of the Seller entities or the Property is subject, and there is no Proceeding pending or, to Seller’s Actual Knowledge, threatened against or relating to any of the entities comprising Seller or Seller’s ownership, operation of or title to the Property, nor does Seller know or have reasonable grounds to know of any basis for any such action or of any governmental investigation relative to Seller or the Property. None of the entities comprising Seller is in the hands of a receiver.

(g)         Hazardous Materials. None of the entities comprising Seller has received any written notice of any violation of Law governing the use, storage, treatment, transportation, manufacture, handling, production, or disposal of Hazardous Materials relating to the Property and there have been no actions commenced or, to Seller’s Actual Knowledge threatened by any party relating to the Property for noncompliance therewith.

(h)         CityView Contracts. The Contracts delivered to Purchaser are true, correct and complete copies thereof. Except for the Contracts and the Leases, there are no other contracts, agreements or leases affecting or related to all or any portion of the Property. Seller shall terminate any contract which is not an Assumed Contract by notice to the tenant or third party thereto and which shall be delivered to each tenant or third party, with a copy to Purchaser, prior to Closing such that such termination is effective on or before the Closing.

(i)          Agreements. Seller has not and will not for so long as this Purchase Agreement is in effect enter into any other grants, conveyances, easements, leases, licenses, permits or other agreements affecting title to the Property, without Purchaser’s prior written consent, which may be withheld in Purchaser’s sole discretion.

(j)          Compliance with Laws. To Seller’s Actual Knowledge, the Property is in full compliance with all Laws, and all applicable restrictive covenants (collectively, “Regulations”), including any Environmental Laws and Regulations relating to safety, health, building, fire or zoning (including all zoning, subdivision and “lot split” regulations, if applicable, and all zoning conditions and stipulations). Seller has not received notice of any violation of any applicable Regulation.

(k)        Title. Seller has good and marketable fee simple title to the Owned Property and valid leasehold title to the Leased Property, and shall convey the Property to Purchaser free and clear of any and all liens and encumbrances whatsoever except the Permitted Exceptions.

(l)          Leases; Purchase Rights. Except for this Purchase Agreement, the Ground Lease, the Leases and other matters disclosed by the Commitment, there are no unrecorded contracts, leases, easements or other agreements, or claim of any third party, affecting the use, title, occupancy or development of, or otherwise related to, the Property. No third party has any right of first refusal, option or other right to acquire all or any part of the Property.

(m)        The Leases and Ground Lease. The Ground Lease and each Lease delivered to Purchaser are true, correct and complete copies thereof. There is no breach or violation of or default by Seller or, by any other party, under any of the Leases or the Ground Lease, whether or not such breach, violation or default has been waived. No event has occurred with respect to Seller or, any other party thereto, which, with notice or lapse of time or both, would constitute a breach, violation or default of, or give rise to a right of termination, modification, or acceleration under, any of the Leases or the Ground Lease. Each of the Leases and the Ground Lease are in full force and effect, and without amendment or assignment except to the extent delivered to Purchaser by Seller or disclosed on the Commitment, all rentals and other amounts owed under each of the Leases and the Ground Lease have been paid in full as of the date hereof, and Seller has received no written notice of any defaults, offsets or requests or demands for maintenance, repairs or replacements which have not been cured as of the date hereof.

(n)          Licenses and Permits. All Licenses and Permits necessary for Seller to use and operate the Property as currently used or operated by Seller, if any, have been issued and are in full force and effect.

(o)         Monetary Encumbrances. Except for any non-delinquent real property taxes and special assessments disclosed on the Commitment, there shall be no monetary encumbrances, debts, liabilities or obligations of Seller with respect to the Property outstanding as of the Closing Date. Any labor and materials used in any construction on or preparation of the Property have been paid for, and there are no disputes with regard thereto.

(p)         Condemnation. There are no pending condemnation, eminent domain, or similar Proceedings pending or, threatened in writing, with regard to the Property. There is no existing, proposed or contemplated plan to widen, modify or realign any street or highway adjoining the Property relating to the Property or any portion thereof.

(q)          Exclusivity. From and after the Effective Date, Seller agrees that Purchaser shall have the exclusive right to acquire the Property in accordance with the terms, conditions and provisions of this Purchase Agreement.

(r)           Use of Property. From and after the Effective Date, without the written consent of Purchaser, which consent may be withheld in Purchaser’s sole and absolute discretion, Seller agrees that it shall not:

(i)            Violate or allow the violation of any Law or Regulation with respect to the Property;

(ii)           Fail to do or cause to be done, all things within its control to preserve intact and unimpaired any and all rights-of-way, easements, grants, appurtenances, privileges and licenses in favor of or benefiting any part of the Property;

  (iii)         Fail to pay, as and when due, all payments on any encumbrances or assessments presently affecting the Property and any and all taxes, assessments and levies in respect of the Property through the Closing Date;

  (iv)         Subject the Property to any lien or encumbrance other than Permitted Exceptions;

  (v)          Fail to maintain its existing insurance coverage of all types relating to the Property;

  (vi)         Enter into any new Contract or Lease, or terminate, breach, amend or modify any of the Contracts, the Leases or the Ground Lease, or waive any of Seller’s rights in respect of any Contract, Lease or the Ground Lease; and

  (vii)        Accept from any of the tenants of the Leases payment of rent or other charges more than one (1) month in advance unless such amounts were received by Seller prior to the date hereof.

7.2.        Representations and Warranties of Purchaser. Purchaser represents and warrants to, and covenants with, Seller that the following matters are true and correct as of the Effective Date and will also be true and correct as of the Closing:

(a)         Good Standing. Purchaser is, as of the Effective Date, a limited liability company and will be, as of the Closing, a limited liability company or a corporation, in each case, duly organized, validly existing and in good standing under the Laws of the State of Delaware and in each jurisdiction required for the conduct of its business.

(b)         Authorization and Validity. This Purchase Agreement is, and all the documents executed by Purchaser which are to be delivered to Seller at the Closing will be, duly authorized, executed, and delivered by Purchaser, and is and will be legal, valid, and binding obligations of Purchaser enforceable against Purchaser in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other equitable principles relating to or limiting the rights of contracting parties generally, and does not and will not violate any provisions of any agreement to which Purchaser is a party or to which it is subject.

(c)          No Bankruptcy Proceedings. Purchaser has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Purchaser’s creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of Purchaser’s assets, or (iv) suffered the attachment or other judicial seizure of all or substantially all of Purchaser’s assets.

(d)          No Breach. Neither the execution of this Purchase Agreement nor the consummation of the transactions contemplated herein will constitute a breach under any contract or agreement to which Purchaser is a party or by which Purchaser is bound.

8.            Termination.

8.1.         Purchaser’s Termination. Purchaser may terminate this Purchase Agreement by timely delivery to Seller of a written notice to terminate as provided in this Purchase Agreement on or before the expiration of the Inspection Period in which event this Purchase Agreement shall terminate, the Earnest Money Deposit shall be returned to Purchaser, and, except as otherwise specified in this Purchase Agreement, neither Seller nor Purchaser shall have any further obligation to each other. Upon such termination Purchaser shall promptly return to Seller the Seller’s Deliverables.

8.2.         Purchaser’s Remedies. In the event that the Closing fails to occur as a result of the default of Seller in the performance of its obligations under this Purchase Agreement or the breach of Seller’s representations or warranties hereunder, then, upon notice to Seller and Title Company, Purchaser, at its election, shall have the right to: (a) terminate this Purchase Agreement, receive a return of the Earnest Money Deposit (without further instruction from Seller) and, notwithstanding anything herein to the contrary, Seller shall, within ten (10) days of demand therefor, reimburse Purchaser for its Reimbursable Expenses; or (b) seek the specific performance of this Purchase Agreement within one hundred twenty (120) days following the scheduled Closing Date.

8.3.         Seller’s Sole Remedy. Prior to entering into this Purchase Agreement, Purchaser and Seller have considered the damages that would be suffered by Seller in the event of a default by Purchaser of its obligation to purchase the Property. Given all the factors which directly affect the value and marketability of the Property, the parties realize that it would be extremely difficult and impracticable, if not impossible, to ascertain with any degree of certainty the amount of damages which would be suffered by Seller in the event of Purchaser’s failure to perform its obligations under this Purchase Agreement to purchase the Property. The parties hereby agree that a reasonable amount of liquidated damages is an amount equal to the Earnest Money Deposit, and in the event Purchaser fails to perform its obligations under this Purchase Agreement to purchase the Property, Seller shall, as its sole remedy, be entitled to terminate this Purchase Agreement and obtain such sum as liquidated damages. Notwithstanding the foregoing or anything herein to the contrary, Seller’s rights or remedies shall not be limited with respect to: (a) any indemnification obligations of Purchaser contained in this Purchase Agreement and (b) those other rights and obligations that, by their terms, survive the termination of this Purchase Agreement.

9.             INDEMNITIES.

9.1.         INSPECTION; CONFIDENTIALITY. PURCHASER AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS THE SELLER FROM AND AGAINST ALL CLAIMS, DAMAGES, LOSSES, COSTS, EXPENSES AND LIABILITIES, INCLUDING, BUT NOT LIMITED TO ALL ATTORNEYS’ FEES AND COURT COSTS AND EXPERT WITNESS FEES PAID OR INCURRED BY SELLER, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE FOLLOWING UNLESS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SELLER OR ITS EMPLOYEES, AGENTS OR TENANTS: (A) PURCHASER’S EMPLOYEES’ AND AGENTS’, ENTRY UPON OR INSPECTION OR TESTING OF THE PROPERTY (OTHER THAN THE PROPERTY’S LOSS OF VALUE OR MARKETABILITY DUE TO THE DISCOVERY OF DEFECTS) AND (B) PURCHASER’S FAILURE TO PERFORM ANY OF ITS OBLIGATIONS RESPECTING CONFIDENTIALITY UNDER SECTION 4.3 OF THIS PURCHASE AGREEMENT. NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL PURCHASER BE LIABLE TO SELLER FOR DISCOVERING, RELEASING, DISTURBING OR MOVING ANY HAZARDOUS OR REGULATED SUBSTANCE CAUSED TO BE ON, UNDER, OR ABOUT, THE PROPERTY.

9.2.         BROKERAGE COMMISSIONS.          NEITHER SELLER NOR PURCHASER HAS ENGAGED A BROKER FOR THIS TRANSACTION NOR HAVE THEY AGREED TO THE PAYMENT OF ANY COMMISSION, FINDERS FEE, REFERRAL FEE OR THE LIKE. EACH OF SELLER AND PURCHASER HEREBY AGREES TO DEFEND, INDEMNIFY, AND HOLD HARMLESS THE OTHER AGAINST ANY SUCH CLAIMS FOR COMMISSIONS OR FEES RELATIVE TO THIS PURCHASE AGREEMENT, OR THE SALE OF THE PROPERTY, AND ANY COURT COSTS, ATTORNEYS’ FEES OR OTHER COSTS OR EXPENSES ARISING THEREFROM, AND ALLEGED TO BE DUE BY AUTHORIZATION OF THE INDEMNIFYING PARTY.

9.3.         MEANING.          FOR PURPOSES OF THIS SECTION 9, ALL REFERENCES TO “SELLER” OR “PURCHASER” WHEN SUCH PARTY IS BEING INDEMNIFIED AGAINST A CLAIM, BUT NOT AS TO SUCH PARTY WHEN IT IS INDEMNIFYING THE OTHER PARTY AGAINST A CLAIM, SHALL INCLUDE: (i) SUCH PARTY’S PARENT, SUBSIDIARY AND AFFILIATES, (ii) SUCH PARTY’S MEMBERS, PARTNERS, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS, AND (iii) THE HEIRS, SUCCESSORS, PERSONAL REPRESENTATIVES AND ASSIGNS OF SUCH PARTY AND SUCH PARTY’S MEMBERS, PARTNERS, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.

9.4.         EFFECTIVENESS. THE PROVISIONS OF THIS SECTION 9 SHALL BE EFFECTIVE UPON FULL EXECUTION OF THIS PURCHASE AGREEMENT AND SHALL SURVIVE CLOSING OR THE TERMINATION OF THIS PURCHASE AGREEMENT.

10.          Fees and Charges. If Purchaser terminates or fails to Close due to no fault of Seller, Purchaser shall be obligated to pay all fees and charges owing to Title Company in connection with or in any way related to this Purchase Agreement or the transaction contemplated hereby, if any, and the Seller shall have no obligation or liability whatsoever in connection therewith.

11.          Closing Statement and Prorations.

11.1.      Closing Statement. No later than three (3) Business Days prior to the Closing Date, Title Company shall deliver to each of the parties for its review and approval a preliminary closing statement (the “Preliminary Closing Statement”) setting forth the prorations and Closing expenses allocable to each of the parties pursuant to the terms hereof. Based on each of the party’s reasonable comments, if any, regarding the Preliminary Closing Statement, Title Company shall revise the Preliminary Closing Statement and each of the parties shall, subject to its reasonable approval, deliver a final closing statement to Title Company (the “Closing Statement”).

11.2.       Prorations. Rentals, revenues, and other income, if any, from the Property, general and special real estate and other ad valorem taxes, assessments, utility costs, and other expenses affecting the Property for the year of Closing shall be prorated as of the Closing Date based upon the most recent ascertainable amounts of each such item. For purposes of calculating prorations, Purchaser shall be deemed to be title holder of the Property, and therefore responsible for the expenses, after 12:01 a.m. local time on the Closing Date. The parties shall adjust any such income and expenses that were prorated on an estimated basis on the Closing Date, when and as the actual amount of such item becomes known. The party to whom credit is due shall effect any such adjustment not later than thirty (30) days following final determination of the amount of such item and demand. Seller shall pay all liens and assessments, special or otherwise, imposed against the Property, which are delinquent or are due and payable as of the Closing Date. The provisions of this Section 11 shall survive the Closing.

12.          Title Insurance. Title Company shall issue, on the date of Closing, an ALTA 2006 extended coverage owner’s policy of title insurance (“Title Policy”) in the amount of the Purchase Price, insuring Purchaser that fee simple title to the Owned Property and leasehold title to the Leased Property is vested in Purchaser subject only to the Permitted Exceptions, and containing such endorsements requested by Purchaser, all in form acceptable to Purchaser. Seller shall pay the cost of the portion of the title insurance premium attributable to an ALTA 2006 standard coverage owner’s policy of title insurance and the cost to remove any disapproved title exception or matter agreed to by Seller pursuant to the terms hereof. Buyer shall pay the cost of the portion of the title insurance premium attributable to the extended title coverage, any endorsements to the Title Policy requested by Buyer, and any lender’s title policy.

13.          Transfer Taxes; Escrow Fees and Costs. Real property transfer taxes, escrow fees, recording fees and any other expenses of Escrow, shall be borne by Seller. Seller and Purchaser shall pay the fees of its own attorneys, accountant and other professionals. Purchaser acknowledges that the Property may be reassessed upon change of ownership which may result in a tax increase or decrease, which increase, if any, shall be the sole responsibility of Purchaser and which decrease, if any, shall accrue to the benefit of Purchaser with no credit or adjustment to Seller.

14.          Brokerage Commissions. The Seller shall not be required to pay to any broker a commission in connection with this Purchase Agreement.

15.          Casualty. If, prior to the Closing, the Property is damaged by fire, flood or other casualty, Seller, promptly upon learning of same, shall give written notice to Purchaser. Thereafter, if such damage is substantial, Purchaser shall have a period of fifteen (15) days within which to elect, by written notice to Seller and Title Company, to terminate this Purchase Agreement. Upon such termination, the Earnest Money Deposit shall be returned to Purchaser without instruction from Seller, and this Purchase Agreement shall become null and void. If no such election is timely made, Purchaser shall be deemed to have waived its rights under this Section 15; provided, however, that Purchaser shall be entitled to all of the proceeds of any insurance or casualty award related to the Property, and Seller shall execute and deliver all documents reasonably requested of Seller in order to effectuate same. The rights and obligations of the parties set forth in this Section 15 shall survive the Closing.

16.         Condemnation. If, prior to Closing, the Property or any part thereof is subject to an eminent domain or condemnation proceeding, Seller, promptly upon learning of same, shall give written notice to Purchaser. Thereafter, if more than 5% of the Property is subject to such an eminent domain or condemnation proceeding, Purchaser shall have a period of fifteen (15) days within which to elect, by written notice to Seller and Escrow Agent, to terminate this Purchase Agreement. Upon such termination, the Earnest Money Deposit shall be returned to Purchaser without instruction from Seller, and this Purchase Agreement shall become null and void. If no such election is timely made, Purchaser shall be deemed to have waived its rights under this Section 16; provided, however, that Purchaser shall be entitled to all of the proceeds of any condemnation award related to the Property, and Seller shall execute and deliver all documents reasonably requested of Seller in order to effectuate same. The rights and obligations of the parties set forth in this Section 16 shall survive the Closing.

17.           Miscellaneous,

17.1.      Successors and Assigns. This Purchase Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties. Notwithstanding the foregoing, Purchaser may not transfer, assign or encumber Purchaser’s rights under this Purchase Agreement without the Seller’s prior written approval, except as otherwise provided in this Section. In the event of any assignment by Purchaser with the Seller’s approval, the assignee shall be and become the person or entity having the right or obligation to (a) deliver or receive notices and documents, (b) give approvals, (c) waive conditions, (d) make demands, (e) receive refunds, and (f) if the Purchase is exercised, be the grantee under the deed, and the party to whom the FIRPTA Certificate is delivered, all as may be permitted or required by this Purchase Agreement and not then already accomplished by Purchaser. In addition, the assignee shall be deemed to have assumed all obligations and liabilities of Purchaser under this Purchase Agreement. Notwithstanding the foregoing, no assignment pursuant to this Section shall relieve Purchaser of any of its obligations or liabilities under this Purchase Agreement. Any such assignment must be signed by such assignee and must contain the assignee’s assumption of Purchaser’s liabilities and obligations hereunder. Purchaser shall deliver to the Seller a complete copy of any such assignment not more than five (5) days after the effective date of such assignment. The Seller shall not be bound by any such assignment unless and until the Seller has received such copy thereof. Notwithstanding anything to the contrary contained in this Section, Purchaser may, by written notice given to the Seller not later than three (3) Business Days prior to the Closing, assign its rights under this Purchase Agreement to a wholly owned subsidiary or Affiliate of Purchaser; provided, however, such assignment shall not relieve Purchaser of any of its obligations or liabilities under this Purchase Agreement. As used herein, “Affiliate” shall mean any entity controlled by, or in common control with, Purchaser.

17.2.      Entire Agreement. This Purchase Agreement and all exhibits hereto including all exhibits to the Purchase Agreement contain the entire agreement between the parties concerning the Purchase, and supersedes all prior written or oral agreements between the parties to this Purchase Agreement. No addition to or modification of any term or provision hereof shall be effective unless in writing, signed by both the Seller and Purchaser.

17.3.      Time of Essence. The Seller and Purchaser hereby acknowledge and agree that time is strictly of the essence with respect to each term and condition of this Purchase Agreement and that the failure to timely perform any of the terms and conditions by either party shall constitute a breach and default under this Purchase Agreement by the party failing to so perform.

17.4.       Partial Invalidity. If any portion of this Purchase Agreement shall be declared by any court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Purchase Agreement and the remaining parts shall remain in full force as fully as though the invalid, illegal or unenforceable portion had never been part of this Purchase Agreement.

               17.5.       Governing Law; Venue; Waiver of Jury Trial.

  (a)          The parties intend and agree that this Purchase Agreement shall be governed by and construed in accordance with the Laws of the State of Nevada. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Nevada state court, or federal court of the United States of America, in each case, sitting in Clark County, Nevada, and any appellate court from any thereof, in any Proceeding arising out of or relating to this Purchase Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any Judgment relating thereto, and each of the parties hereto hereby irrevocably and unconditionally (a) agrees not to commence any such Proceeding except in such courts, (b) agrees that any claim in respect of any such Proceeding may be heard and determined in such Nevada state court or, to the extent permitted by Law, in such federal court, in each case sitting in Clark County, Nevada, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Proceeding in any such Clark County, Nevada State or federal court, (d) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Proceeding in any such Clark County, Nevada state or Federal court, and (e) to the extent such party is not otherwise subject to service of process in the State of Nevada, appoints Corporation Service Company (CSC) as such party’s agent in the State of Nevada for acceptance of legal process and agrees that service made on any such agent shall have the same legal force and effect as if served upon such party personally within such state. Each of the parties hereto agrees that a final Judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the Judgment or in any other manner provided by Law.

(b)          EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (c) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. THIS SECTION SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT PRIOR TO THE CLOSING AND SHALL ALSO SURVIVE THE RECORDATION OF THE DEED AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION.

(c)          Neither Seller nor Purchaser shall avail itself of any remedy granted to it hereunder based upon an alleged default of the other party hereunder unless and until written notice of the alleged default, in reasonable detail, has been delivered to the defaulting party by the non-defaulting party and the alleged default has not been cured on or before 5:00 p.m. (Pacific time) on the fifth (5th) Business Day next following delivery of said notice of default, except as otherwise specifically set forth in this Purchase Agreement. Notwithstanding the foregoing, there shall be no cure period for a party’s failure to close on the Closing Date or make its required deposits (i.e., the Seller’s Deposits and the Purchaser’s Deposits, respectively) to Escrow prior to the Closing Date as set forth in this Purchase Agreement.

17.6.         Attorneys’ Fees. If any lawsuit is filed which relates to or arises out of this Purchase Agreement, the prevailing party shall be entitled to recover from each other party such attorneys’ fees and expert witness fees as the court may award in addition to such other costs and expenses of suit as may be allowed by Law.

17.7.          No Third Parties Benefited. No person other than the Seller and Purchaser, and their permitted successors and assigns, shall have any right of action under this Purchase Agreement.

17.8.          Waivers. No waiver by either party of any provision shall be deemed a waiver of any other provision or of any subsequent breach by either party of the same or any other provision.

17.9.          Captions. The captions and Section numbers of this Purchase Agreement are for convenience and in no way define or limit the scope or intent of the Sections of this Purchase Agreement.

17.10.        Counterparts. To facilitate execution, this Purchase Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this instrument to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

17.11.        Payments. Any payments required or permitted to be made by Purchaser to Seller under this Purchase Agreement shall be in the form of a federal funds wire transfer only.

17.12.        Time Zone. Every reference in this Purchase Agreement to a time of day shall be deemed to be a reference to the time of day in Las Vegas, Nevada.

17.13.        No Presumption. All the parties hereto and their attorneys have had full opportunity to review and participate in the drafting of the final form of this Purchase Agreement, the Purchase Agreement and all documents attached as exhibits to either. Accordingly, such documents shall be construed without regard to any presumption or other rule of construction whereby any ambiguities within this Purchase Agreement would be construed or interpreted against the party causing the document to be drafted.

17.14.        Notices. Any notices or other communication required or permitted under this Purchase Agreement shall be in writing, and shall be personally delivered, or sent by certified or registered United States mail, postage prepaid, return receipt requested, or sent by reputable national overnight courier delivery service with confirmation of delivery to the address of the party set forth in Section 2 of this Purchase Agreement. Such notice or communication shall be deemed given when delivered in person, when the notice is received or, in the case of mailed notice, forty-eight (48) hours following deposit in the United States mail. Notice of change of address shall be given by written notice in the manner detailed in this Section.

17.15.        Survival and Benefit. All agreements, indemnifications and obligations of the parties which are intended to be performed in whole or in part after the Closing shall survive the Closing and the same shall inure to the benefit of, and be binding upon, the respective successors and permitted assigns of the parties. Notwithstanding the foregoing, the representations and warranties of the parties hereto set forth in this Purchase Agreement shall survive the Closing for a period of twelve (12) months only; provided, however, a party shall not have any liability or obligation with respect to any of its representations or warranties contained herein unless on or prior to a date which is not later than twelve (12) months following the Closing the other party shall have notified such party in writing setting forth specifically the representation or warranty allegedly breached, and a description of the alleged breach in reasonable detail. All liabilities and obligations of each party hereto under any representation or warranty shall lapse and be of no further force or effect with respect to any matters not contained in a written notice delivered as contemplated above on or prior to twelve (12) months following the Closing.

[Signature Pages Follow.]

IN WITNESS WHEREOF, Purchaser and Seller have executed this Purchase Agreement as of the date first set forth above.

PURCHASER:

BRIGHTLINE HOLDINGS, LLC.,
a Delaware limited liability company
By:	/s/ Kolleen Cobb
Name:	Kolleen Cobb
Title:	Vice President

[Signatures Continue on Following Page]

THARALDSON ETHANOL PLANT I, LLC,
a Nevada limited liability company

By:	/s/ Gary Tharaldson
Name:	Gary Tharaldson
Its:	Manager

TMII SOUTH TECH, LLC,
a Nevada limited liability company

By:	/s/ Gary Tharaldson
Name:	Gary Tharaldson
Its:	Manager

C.Y. HERITAGE INN OF DAYTON, INC.,
a Nevada corporation

By:	/s/ Gary Tharaldson
Name:	Gary Tharaldson
Its:	President

4424 POLARIS AVENUE, LLC
a Nevada limited liability company

By:	/s/ Gary Tharaldson
Name:	Gary Tharaldson
Its:	President-Manager

C.Y. & R.I. HERITAGE INN OF PALMDALE, INC.
a Nevada corporation

By:	/s/ Gary Tharaldson
Name:	Gary Tharaldson
Its:	President

 TITLE COMPANY ACKNOWLEDGEMENT

The undersigned Title Company hereby accepts the foregoing Real Estate Purchase and Sale Agreement and agrees to act as Title Company under this Agreement in strict accordance with its terms. The Opening of Escrow occurred on September 17, 2018.

First American Title Insurance Company

By:	/s/ Troy Lochhead
Name:	Troy Lochhead
Title:	VP Nevada Escrow Operations Manager

Exhibit 1-A-1

Exhibit “1-A”
 Legal Description of the TEP Owned Land

THIS LEGAL DESCRIBES A PORTION OF LOT 1 AS SHOWN BY FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, THEREOF ON FILE RECORDED FEBRUARY 13, 2014 AS INSTRUMENT NO.01881 OF OFFICIAL RECORDS, BOOK 146 OF PLATS, PAGE 46 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW1/4) OF SECTION 20, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA DESCRIBES AS FOLLOWS:

LEGAL DESCRIPTION

PARCEL 1:

COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20, SAID POINT ALSO BEING THE CENTERLINE INTERSECTION OF HARMON AVENUE (PUBLIC STREET - VARYING WIDTH) AND POLARIS STREET (PUBLIC STREET - 60.00 FEET WIDE), THENCE NORTH 60°03’40’ WEST ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER (SE 1/4), SAID WEST LINE ALSO BEING THE CENTERLINE OF SAID POLARIS STREET 1329.40 FEET TO THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20; THENCE ALONG THE WEST LINE OF SAID NORTHEAST QUARTER (NE 1/4) NORTH 00°3’34” WEST, 613.67 FEET TO THE POINT OF BEGINNING BEING A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF SAID POLARIS STREET AS SHOWN AND DEDICATED ON SAID FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, BOOK 146 OF PLATS, PAGE 46, SAID POINT BEING THE BEGINNING OF A NON-TANGENT CURVE HAVING A 50.00 FOOT RADIUS, A RADIAL LINE TO SAID POINT BEARS NORTH 00°03’34” WEST; THENCE DEPARTING SAID WEST LINE ALONG THE NORTHERLY AND WESTERLY RIGHT-OF-WAY LINES OF SAID POLARIS AVENUE, SAID NORTHERLY AND WESTERLY RIGHT-OF-WAY LINES BEING COINCIDENT WITH A WESTERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, BOOK 146 OF PLATS, PAGE 46, THE FOLLOWING THREE (3) COURSES: 1) CURVING TO THE LEFT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHEASTERLY, THROUGH A CENTRAL ANGLE OF 136°11’13”, AN ARC LENGTH OF 118,85 FEET TO THE BEGINNING OF A TANGENT REVERSE CURVE HAVING A RADIUS OF 15.00 FEET, A RADIAL LINE THROUGH SAID POINT BEARS SOUTH 43°45’13” WEST; 2) THENCE CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHWESTERLY, THROUGH A CENTRAL ANGLE OF 46°11’13”, AN ARC LENGTH OF
Exhibit 1-A-1

12.09 FEET; 3) THENCE SOUTH 00°03’34” EAST, 276.38 FEET TO THE NORTHEASTERLY CORNER OF LOT 2 AS SHOWN BY PARCEL MAP THEREOF ON FILE RECORDED JUNE 6, 1980 IN BOOK 1237 OF OFFICIAL RECORDS AS INSTRUMENT NO. 1196782, FILE 31 OF PARCEL MAPS, PAGE 55 IN THE CLARK COUNTY RECORDER’S. CLARK COUNTY, NEVADA; THENCE ALONG NORTHERLY LINE OF SAID LOT 2, SAID NORTHERLY LINE BEING COINCIDENT WITH A SOUTHERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, BOOK 146 OF PLATS, PAGE 46, NORTH 89º20’15” WEST, 199.40 FEET TO THE NORTHWESTERLY CORNER OF SAID LOT 2 BEING A POINT ON THE EASTERLY LINE OF THAT PARCEL OF LAND AS DESCRIBED IN THAT CERTAIN CLARK COUNTY TREASURER TRUSTEE DEED THEREOF ON FILE RECORDED JANUARY 30, 1995 IN BOOK 19950130 OF OFFICIAL RECORDS AS INSTRUMENT NO. 00472 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA; THENCE ALONG SAID EASTERLY LINE, SAID EASTERLY LINE BEING COINCIDENT WITH THE WESTERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, BOOK 146 OF PLATS, PAGE 46, NORTH 27°59’07” EAST, 487.89 FEET TO A POINT ON THE AFOREMENTIONED WEST OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20; THENCE DEPARTING SAID EASTERLY LINE ALONG SAID EAST LINE SOUTH 00°03’34 EAST, 59.82 FEET TO THE POINT OF BEGINNING.

CONTAINING 37.485 SQUARE FEET / 0.86 ACRES.

PARCEL 2:

COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20 SAID POINT ALSO BEING THE CENTERLINE INTERSECTION OF HARMON AVENUE (PUBLIC STREET - VARYING WIDTH) AND POLARIS STREET (PUBLIC STREET - 60.00 FEET WIDE); THENCE ALONG THE SOUTH LINE OF SAID SOUTHEAST QUARTER (SE 1/4), SAID SOUTH LINE ALSO BEING THE CENTERLINE OF SAID HARMON AVENUE, SOUTH 89o04’32” WEST, 645.58 FEET TO THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20, SAID SOUTHWEST CORNER ALSO BEING THE CENTERLINE INTERSECTION OF HARMON AVENUE (PUBLIC STREET - VARYING WIDTH) AND ALDEBARAN AVENUE

Exhibit 1-A-2

(PUBLIC STREET - VARYING WIDTH); THENCE DEPARTING SAID SOUTH LINE NORTH 00°30’44” EAST ALONG THE WEST LINE OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20, SAID WEST LINE ALSO BEING THE CENTERLINE OF SAID ALDEBARAN AVENUE, 455.34 FEET TO A POINT ON THE WESTERLY EXTENSION OF A SOUTHERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION; THENCE ALONG SAID WESTERLY EXTENSION SOUTH 89o28’06” EAST, 30.00 FEET TO A POINT ON THE EASTERLY LINE OF ALDEBARAN AVENUE, SAID EASTERLY RIGHT-OF-WAY LINE ALSO BEING A WESTERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION AND THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 14.50 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 89°29’16” WEST; THENCE ALONG SAID EASTERLY RIGHT-OF-WAY LINE AND WESTERLY LINE THE FOLLOWING THREE (3) COURSES: 1) CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHEASTERLY, THROUGH A CENTRAL ANGLE OF 42c07’35”, AN ARC LENGTH OF 10.66 FEET TO THE BEGINNING OF A TANGENT REVERSE CURVE HAVING A RADIUS OF 45.50 FEET, A RADIAL LINE THROUGH SAID POINT BEARS NORTH 47°21’41” WEST; 2) THENCE CURVING TO THE LEFT ALONG THE ARC OF SAID CURVE. CONCAVE WESTERLY, THROUGH A CENTRAL ANGLE OF 90°52’36”, AN ARC LENGTH OF 72.17 FEET TO AN ANGLE POINT THEREIN TO WHICH A RADIAL LINE BEARS NORTH 41°45’43” EAST; 3) THENCE NORTH 00°30’44” EAST 45.57 FEET TO THE POINT OF BEGINNING; THENCE DEPARTING SAID EASTERLY RIGHT-OF-WAY LINE SOUTH 89°28’32” EAST, 147.00 FEET; THENCE PARALLEL WITH THE AFOREMENTIONED WEST LINE OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20 SOUTH 00°30’44” WEST, 120.05 FEET TO THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 120.00 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 00°31’54 WEST, SAID POINT BEING THE CORNER COMMON TO LOTS 6 AND 7 AS SHOWN BY FINAL MAP OF INTERSTATE INDUSTRIAL PARK THEREOF ON FILE RECORDED MAY 7,1984 IN BOOK 1917 OF OFFICIAL RECORDS AS INSTRUMENT NO. 1876748, BOOK 31 OF PLATS, PAGE 61 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA; THENCE ALONG THE NORTH LINES OF SAID LOT 7 AND LOTS 8 AND 9 OF SAID FINAL MAP OF INTERSTATE INDUSTRIAL PARK, BOOK 31 OF PLATS, PAGE 61, SAID NORTHERLY LINE BEING COINCIDENT WITH A SOUTHERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, BOOK 146 OF PLATS, PAGE 46, THE FOLLOWING THREE (3) COURSES;1) CURVING TO THE LEFT ALONG THE ARC OF SAID CURVE, CONCAVE
Exhibit 1-A-3

NORTHWESTERLY, THROUGH A CENTRAL ANGLE OF 14°23’58” AN ARC LENGTH OF 30.16 FEET TO THE BEGINNING OF A TANGENT REVERSE CURVE TO THE RIGHT HAVING A RADIUS OF 120.00 FEET, A RADIAL LINE THROUGH SAID POINT BEARS SOUTH 13°52’04” EAST; 2) THENCE CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHEASTERLY, THROUGH A CENTRAL ANGLE OF 14°47’09”, AN ARC LENGTH OF 30.97 FEET; 3) THENCE SOUTH 89°04’55” EAST, 352.61 FEET TO A POINT ON THE WESTERLY RIGHT-OF-WAY LINE OF DEAN MARTIN DRIVE (PUBLIC STREET - VARYING WIDTH - FORMERLY INDUSTRIAL ROAD) AS SHOWN ON AND DEDICATED BY SAID FINAL MAP OF INTERSTATE INDUSTRIAL PARK, BOOK 31 OF PLATS, PAGE 61; THENCE ALONG SAID WESTERLY RIGHT-OF-WAY LINE, SAID WESTERLY RIGHT-OF-WAY LINE BEING COINCIDENT WITH THE EASTERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, BOOK 146 OF PLATS, PAGE 46 THE FOLLOWING THREE (3) COURSES: 1) NORTH 01°05’22” EAST, 203.05 FEET TO AN ANGLE POINT THEREIN BEING A POINT ON THE NORTH LINE OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20; 2) THENCE ALONG SAID NORTH LINE SOUTH 89°12’47” EAST, 7.25 FEET TO AN ANGLE POINT IN SAID WESTERLY RIGHT-OF-WAY LINE; 3) THENCE ALONG SAID WESTERLY RIGHT-OF-WAY LINE NORTH 02°21’56” WEST, 1.00 FEET TO AN ANGLE POINT THEREIN BEING A POINT ON THE NORTH LINE OF THE SOUTHERLY 1.00 FEET OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20; THENCE ALONG SAID NORTHERLY LINE AND WESTERLY EXTENSION THEREOF NORTH 89°12’47” WEST, 599.35 FEET TO A POINT ON THE WEST LINE OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20, SAID POINT BEING AN ANGLE POINT IN THE EASTERLY RIGHT-OF-WAY LINE OF AFOREMENTIONED ALDEBARAN AVENUE (PUBLIC STREET - VARYING WIDTH); THENCE ALONG SAID EASTERLY RIGHT-OF-WAY LINE, SAIC EASTERLY RIGHT-OF-WAY LINE BEING COINCIDENT WITH A WESTERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, BOOK 146 OF PLATS PAGE 46, THE FOLLOWING THREE (3) COURSES: 1) THENCE ALONG SAID WEST LINE SOUTH 00°30’44” WEST, 1.00 FEET TO THE NORTHWEST CORNER OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20; 2) THENCE ALONG THE NORTH LINE OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE

Exhibit 1-A-4

NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20 SOUTH 89°12’47” EAST, 30.00 FEET; THENCE SOUTH 00°30’44” WEST, 90.68 FEET TO THE POINT OF BEGINNING.

CONTAINING 98.011 SQUARE FEET / 2.25 ACRES.

PARCEL 3:

COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20, SAID POINT ALSO BEING THE CENTERLINE INTERSECTION OF HARMON AVENUE (PUBLIC STREET - VARYING WIDTH) AND POLARIS STREET (PUBLIC STREET - 60.00 FEET WIDE), THENCE NORTH 00°03’40” WEST ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER (SE 1/4), SAID WEST LINE ALSO BEING THE CENTERLINE OF SAID POLARIS STREET, 860.13 FEET TO A POINT ON THE NORTH LINE OF THE SOUTH 860.00 FEET OF SAID SOUTHEAST QUARTER (SE 1/4); THENCE DEPARTING SAID WEST LINE AND CENTERLINE ALONG SAID NORTH LINE SOUTH 89°04’32” EAST, 30.00 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF SAID POLARIS STREET AND THE POINT OF BEGINNING; THENCE ALONG THE EASTERLY RIGHT-OF-WAY LINE OF SAID POLARIS STREET, SAID EASTERLY RIGHT-OF-WAY LINE BEING COINCIDENT WITH A WESTERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, BOOK 146 OF PLATS, PAGE 46, THE FOLLOWING FOUR (4) COURSES; 1) NORTH 00°03’40 WEST, 469.79 FEET TO AN ANGLE POINT THEREIN; 2) THENCE NORTH 00°03’34” WEST, 516.77 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 15.00 FEET; 3) THENCE CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHEASTERLY, THROUGH A CENTRAL ANGLE OF 46°11’13”, AN ARC LENGTH OF 12.09 FEET TO THE BEGINNING OF A TANGENT REVERSE CURVE HAVING A RADIUS OF 50.00 FEET, A RADIAL LINE THROUGH SAID POINT BEARS NORTH 43°52’21” WEST; 4) THENCE CURVING TO THE LEFT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHWESTERLY, THROUGH A CENTRAL ANGLE OF 99°18’42, AN ARC LENGTH OF 86.67 FEET TO A POINT ON THE EAST LINE OF THE WEST 30.00 FEET OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20; THENCE ALONG SAID EAST LINE NORTH 00°03’34” WEST, 30.56 FEET; THENCE DEPARTING SAID EAST LINE SOUTH 89°25’56” EAST, 199.95 FEET TO A POINT ON THE SOUTHERLY EXTENSION OF THE WESTERLY LINE OF THAT PARCEL OF LAND AS DESCRIBED IN THAT CERTAIN GRANT, BARGAIN, SALE DEED TO COUNTY OF CLARK
Exhibit 1-A-5

THEREOF RECORDED SEPTEMBER 15,1994 IN BOOK 19940915 OF OFFICIAL RECORDS AS INSTRUMENT NO. 00286 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA; THENCE ALONG SAID SOUTHERLY EXTENSION, PARALLEL WITH THE WEST LINE OF SAID NORTHEAST QUARTER (NE 1/4) NORTH 00°03’34” WEST, 30.00 FEET TO THE SOUTHWEST CORNER OF SAID PARCEL OF LAND OF RIGHT-OF-WAY OF HOTEL RIO DRIVE AS DESCRIBED IN SAID GRANT, BARGAIN, SALE DEED TO COUNTY OF CLARK, BOOK 19940915 OF OFFICIAL RECORDS, INSTRUMENT NO. 00286, SAID SOUTHWEST CORNER BEING A POINT ON SOUTHERLY RIGHT-OF-WAY LINE OF SAID HOTEL RIO DRIVE, SOUTH SOUTHERLY RIGHT-OF-WAY LINE BEING COINCIDENT WITH THE NORTHERLY LINE OF SAID LOT 1 OF FINAL MAP OF CfTY VIEW, A COMMERCIAL SUBDIVISION, BOOK 146 OF PLATS, PAGE 46; THENCE ALONG SAID SOUTHERLY RIGHT-WAY LINE AND NORTHERLY LINE THE FOLLOWING FIVE (5) COURSES: 1) SOUTH 89°28’46 EAST, 21.25 FEET TO THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 375.50 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 40°40’04” WEST; 2) THENCE CURVING TO THE LEFT ALONG THE ARC OF SAID CURVE, CONCAVE NORTHEASTERLY, THROUGH A CENTRAL ANGLE OF 53°24’08”, AN ARC LENGTH OF 349.98 FEET; 3) THENCE NORTH 77°15’56” EAST, 4.79 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 19.00 FEET; 4) THENCE CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHERLY, THROUGH A CENTRAL ANGLE OF 83°23’10”, AN ARC LENGTH OF 27.65 FEET TO A POINT TO WHICH A RADIAL LINE BEARS NORTH 70°39’06” EAST; 5) THENCE ALONG THE EASTERLY EXTENSION OF SAID RADIAL LINE NORTH 70°39’06” EAST, 6.00 FEET TO A POINT ON THE WESTERLY RIGHT-OF-WAY LINE OF DEAN MARTIN DRIVE (PUBLIC STREET - VARYING WIDTH - FORMERLY INDUSTRIAL ROAD) AS DESCRIBED IN THAT CERTAIN QUITCLAIM DEED TO COUNTY OF CLARK RECORDED OCTOBER 24, 1995 IN BOOK 19951024 OF OFFICIAL RECORDS AS INSTRUMENT NO. 01570 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA, SAID WESTERLY RIGHT-OF-WAY LINE ALSO BEING THE MOST EASTERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, BOOK 146 OF PLATS, PAGE 46, SAID POINT BEING THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 535.00 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 70°39’06” WEST; THENCE ALONG SAID WESTERLY RIGHT-OF-WAY LINE AND MOST EASTERLY LINE CURVING TO THE LEFT ALONG THE ARC OF SAID CURVE CONCAVE NORTHEASTERLY, THROUGH A CENTRAL ANGLE OF 12°58’10”, AN ARC LENGTH OF 121.10 FEET TO A POINT ON THE EAST LINE OF THE SOUTHWEST QUARTER (SW 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST

Exhibit 1-A-6

QUARTER (NW 1/4) OF SAID SECTION 20, A RADIAL LINE TO SAID POINT BEARS SOUTH 57°40’56” WEST; THENCE ALONG THE EAST LINE OF SAID SOUTHWEST QUARTER (SW 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20, SOUTH 00°31’06” WEST, 468.01 FEET TO THE NORTHEAST CORNER OF THAT PARCEL OF LAND AS DESCRIBED IN THAT CERTAIN GRANT DEED TO CLARK COUNTY, NEVADA RECORDED FEBRUARY 23, 1971 IN BOOK 103 OF OFFICIAL RECORDS AS INSTRUMENT NO. 82199 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA, SAID POINT BEING AN ANGLE POINT IN A SOUTHERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, BOOK 146 OF PLATS, PAGE 46; THENCE DEPARTING SAID EAST LINE ALONG THE NORTHERLY AND EASTERLY LINES OF SAID PARCEL AND SAID SOUTHERLY LINE OF LOT 1 THE FOLLOWING THREE (3) COURSES: 1) NORTH 69°34’31” WEST, 30.00 FEET TO A POINT ON THE WEST LINE OF THE EAST 30.00 FEET OF SAID SOUTHWEST QUARTER (SW1/4) OF THE NORTHEAST QUARTER (NE1/4) OF THE NORTHWEST QUARTER (NW1/4) OF SAID SECTION 20; 2) THENCE ALONG SAID WEST LINE SOUTH 00°31’06” WEST, 2.42 FEET TO AN ANGLE POINT THEREIN; 3) THENCE SOUTH 00°30’44” WEST, 472.03 FEET TO A POINT ON THE NORTH LINE OF THE SOUTH 860.00 FEET OF THE SOUTHEAST QUARTER (SE1/4) OF THE NORTHWEST QUARTER (NW1/4) OF SAID SECTION 20; THENCE DEPARTING SAID WEST LINE ALONG SAID NORTH LINE NORTH 89°04’32 WEST, 594.19 FEET TO THE POINT OF BEGINNING.

CONTAINING 661,771 SQUARE FEET /15.19 ACRES .

BASIS OF BEARINGS

NORTH 01°05’2” EAST, BEING THE EAST LINE OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 20, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., AS SHOWN BY FINAL MAP OF INTERSTATE INDUSTRIAL PARK THEREOF ON FILE RECORDED MAY 7, 1984 IN BOOK 1917 OF OFFICIAL RECORDS AS INSTRUMENT NO. 1876748, BOOK 31 OF PLATS, PAGE 61 IN THE CLARK COUNTY RECORDER’S OFFICE. CLARK COUNTY, NEVADA.

Exhibit 1-A-7

Exhibit “1-B”
Legal Description of the Palmdale Land

Legal Description (Survey Area 1)

THIS LEGAL DESCRIBES A PORTION OF LOT 1 AS SHOWN BY FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, THEREOF ON FILE RECOROED February 13, 2014 AS INSTRUMENT NO. 01881 OF OFFICIAL RECORDS, BOOK 146 OF PLATS, PAGE 46 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF SECTION 20, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA DESCRIBED AS FOLLOWS;

COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20, SAID POINT ALSO BEING THE CENTERLINE INTERSECTION OF HARMON AVENUE (PUBLIC STREET - VARYING WIDTH) AND POLARIS STREET (PUBLIC STREET - 60.00 FEET WIDE), THENCE NORTH 00°03’40” WEST ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER (SE 1/4), SAID WEST LINE ALSO BEING THE CENTERLINE OF SAID POLARIS STREET, 664.10 FEET TO A POINT ON THE NORTH LINE OF THE SOUTH 664.00 FEET OF SAID SOUTHEAST QUARTER (SE 1/4); THENCE DEPARTING SAID WEST LINE AND CENTERLINE ALONG SAID NORTH LINE SOUTH 89°04’32” WEST, 30.00 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF SAID POLARIS STREET AND THE SOUTH EAST CORNER OF THAT PARCEL OF LAND DESCRIBED IN THAT CERTAIN GRANT, BARGAIN, SALE DEED TO CLARK COUNTY RECORDED MARCH 7,1978 IN BOOK 856 OF OFFICIAL RECORDS AS INSTRUMENT NO. 815220 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA AND THE POINT OF BEGINNING; THENCE NORTH 00°03’40” WEST ALONG SAID EASTERLY RIGHT-OF-WAY LINE, SAID EASTERLY RIGHT-OF-WAY LINE ALSO BEING A WESTERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, 196.03 FEET TO A POINT ON THE NORTH LINE OF THE SOUTH 860.00 FEET OF SAID SOUTHEAST QUARTER (SE 1/4); THENCE DEPARTING SAID EASTERLY RIGHT-OF-WAY LINE AND SAID WEST LINE ALONG SAID NORTHERLY LINE SOUTH 89°04’32” EAST, 594.19 FEET TO A POINT ON THE WESTERLY RIGHT-OF-WAY LINE OF ALDEBARAN AVENUE (PUBLIC STREET - VARYING WIDTH), SAID WESTERLY RIGHT-OF-WAY LINE ALSO BEING A EASTERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION; THENCE ALONG SAID WESTERLY RIGHT-OF-WAY LINE AND EASTERLY LINE THE FOLLOWING FOUR (4) COURSES: 1) SOUTH 00°30’44” WEST 330.45 FEET TO THE BEGINNING A NON-TANGENT CURVE HAVING A RADIUS OF 45.50, A RADIAL LINE TO SAID POINT BEARS NORTH 40°44’15” WEST; 2) THENCE CURVING TO THE LEFT ALONG THE ARC OF SAID CURVE, CONCAVE EASTERLY, THROUGH A CENTRAL ANGLE OF 90°52’37”, AN ARC LENGTH OF 72.17 FEET TO THE BEGINNING OF A TANGENT REVERSE CURVE HAVING A RADIUS OF 14.50 FEET, A RADIAL

Exhibit 1-B-1

LINE THROUGH SAID POINT BEARS SOUTH 48°23’09” WEST; 3) THENCE CURVING TO THE RIGHT ALONG SAID CURVE, CONCAVE SOUTHWESTERLY, THROUGH A CENTRAL ANGLE OF 42°07’35”, AN ARC LENGTH OF 10.66 FEET; 4) THENCE SOUTH 00°30’44” WEST, 103.18 FEET TO A SOUTHEAST CORNER OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, SAID POINT ALSO BEING THE NORTHEAST CORNER OF PARCEL 1 AS SHOWN BY PARCEL MAP THEREOF ON FILE RECORDED JUNE 11, 2003 IN BOOK 20030611 OF OFFICIAL RECORDS AS INSTRUMENT NO. 03055, FILE 105 OF PARCEL MAPS, PAGE 5 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA; THENCE DEPARTING SAID WESTERLY RIGHT-OF-WAY LINE, NORTH 89°04’11” WEST ALONG A SOUTHERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, SAID SOUTHERLY LINE ALSO BEING THE NORTHERLY LINE OF SAID PARCEL 1 OF FILE 105 OF PARCEL MAPS, PAGE 5, A DISTANCE OF 296.31 FEET TO A POINT ON THE EAST LINE OF THE WEST 322.75 FEET OF SAID SOUTHEAST QUARTER (SE 1/4); THENCE DEPARTING SAID SOUTHERLY AND NORTHERLY LINE NORTH 00°03’40” WEST, 312.09 FEET TO A POINT ON THE NORTH LINE OF THE SOUTH 664.00 FEET OF SAID SOUTHEAST QUARTER (SE 1/4); THENCE ALONG SAID NORTH LINE, NORTH 89°04’32” WEST, 292.79 FEET TO THE POINT OF BEGINNING.

CONTAINING 208,482 SQUARE FEET OR 4.79 ACRES.

Legal Description (Survey Area 2)

THIS LEGAL DESCRIBES A PORTION OF LOT 1 AS SHOWN BY FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, THEREOF ON FILE RECORDED FEBRUARY 13, 2014 AS INSTRUMENT NO. 01881 OF OFFICIAL RECORDS, BOOK 146 OF PLATS, PAGE 46 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF SECTION 20, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20 SAID POINT ALSO BEING THE CENTERLINE INTERSECTION OF HARMON AVENUE (PUBLIC STREET - VARYING WIDTH) AND POLARIS STREET (PUBLIC STREET - 60.00 FEET WIDE); THENCE ALONG THE SOUTH LINE OF SAID SOUTHEAST QUARTER (SE 1/4), SAID SOUTH LINE ALSO BEING THE CENTERLINE OF SAID HARMON AVENUE, SOUTH 89°04’32”’ EAST, 645.58 FEET TO THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20, SAID SOUTHWEST CORNER ALSO BEING THE CENTERLINE

Exhibit 1-B-2

INTERSECTION OF HARMON AVENUE (PUBLIC STREET- VARYING WIDTH) AND ALDEBARAN AVENUE (PUBLIC STREET - VARYING WIDTH); THENCE DEPARTING SAID SOUTH LINE NORTH 00°30’44” EAST ALONG THE WEST LINE OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20, SAID WEST LINE ALSO BEING THE CENTELINE OF SAID ALDEBARAN AVENUE, 455.34 FEET TO A POINT ON THE WESTERLY EXTENSION OF A SOUTHERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION; THENCE ALONG SAID WESTERLY EXTENSION S0UTH 89°28’06” EAST, 30.00 FEET TO A POINT ON THE EASTERLY LINE OF ALDEBARAN AVENUE AND THE POINT OF BEGINNING, SAID EASTERLY RJGHT-OF-WAY LINE ALSO BEING A WESTERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION AND THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 14,50 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 89°29’16” WEST; THENCE ALONG SAID EASTERLY RIGHT-OF-WAY LINE AND WESTERLY LINE THE FOLLOWING THREE (3) COURSES: 1) CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHEASTERLY, THROUGH A CENTRAL ANGLE OF 42°07’35”, AN ARC LENGTH OF 10.66 FEET TO THE BEGINNING OF A TANGENT REVERSE CURVE HAVING A RADIUS OF 45.50 FEET, A RADIAL LINE THROUGH SAID POINT BEARS NORTH 47°21’41” WEST; 2) THENCE CURVING TO THE LEFT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHWESTERLY, THROUGH A CENTRAL ANGLE OF 90°52’37”, AN ARC LENGTH OF 72.17 FEET TO AN ANGLE POINT THEREIN TO WHICH A RADIAL LINE BEARS NORTH 41°45’43” EAST; 3) THENCE NORTH 00°30’44” EAST 45.57 FEET; THENCE DEPARTING SAID EASTERLY RIGHT-OF-WAY LINE AND WESTERLY LINE SOUTH 89°28’32” EAST, 147,00 FEET; THENCE PARALLEL TO THE WEST LINE OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20 SOUTH 00°30’44” WEST, 120.05 FEET TO A POINT ON A SOUTHERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION SAID POINT ALSO BEING THE NORTHWEST CORNER OF LOT 6 AS SHOWN BY FINAL MAP OF INTERSTATE INDUSTRIAL PARK THEREOF ON FILE RECORDED MAY 7,1984 IN BOOK 1917 OF OFFICIAL RECORDS AS INSTRUMENT NO. 1876748, BOOK 31 OF PLATS, PAGE 61 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA; THENCE ALONG SAID SOUTHERLY LINE, SAID SOUTHERLY LINE ALSO BEING THE NORTHERLY LINE OF SAID LOT 6, NORTH 89°28’06” WEST, 147.00 FEET TO THE POINT OF BEGINNING.

CONTAINING 16,907 SQUARE FEET OR 0.39 ACRES.

Exhibit 1-B-3

Legal Description (Survey Area 3)

THIS LEGAL DESCRIBES A PORTION OF LOT 1 AS SHOWN BY FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, THEREOF ON FILE RECORDED FEBRUARY 13, 2014 AS INSTRUMENT NO. 01881 OF OFFICIAL RECORDS, BOOK 146 OF PLATS, PAGE 46 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF SECTION 20, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20 SAID POINT ALSO BEING THE CENTELINE INTERSECTION OF HARMON AVENUE (PUBLIC STREET - VARYING WIDTH) AND POLARIS STREET (PUBLIC STREET - 60.00 FEET WIDE); THENCE ALONG SOUTH LINE OF SAID SOUTHEAST QUARTER (SE 1/4), SAID SOUTH LINE ALSO BEING THE CENTERLINE OF SAID HARMON AVENUE, SOUTH 89°04’32” EAST, 645.58 TO THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20, SAID SOUTHWEST CORNER ALSO BEING THE CENTERLINE INTERSECTION OF HARMON AVENUE (PUBLIC STREET - VARYING WIDTH) AND ALDEBARAN AVENUE (PUBLIC STREET -VARYING WIDTH); THENCE DEPARTING SAID SOUTH LINE NORTH 00°30’44” EAST ALONG THE WEST LINE OF THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20, SAID WEST LINE ALSO BEING THE CENTERLINE OF SAID ALDEBARAN AVENUE, 666.18 FEET TO THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER (NE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20 SAID POINT BEING AN ANGLE POINT IN A WESTERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION; THENCE ALONG SAID WESTERLY LINE THE FOLLOWING SEVEN (7) COURSES: 1) CONTINUING NORTH 00°30’44” EAST ALONG THE WEST LINE OF SAID NORTHEAST QUARTER (NE 1/4), 1.00 FEET TO A POINT ON THE NORTH LINE OF THE SOUTH 1.00 FEET OF THE NORTHEAST QUARTER (NE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20 SAID POINT BEING THE SOUTHWEST CORNER OF THAT PARCEL OF LAND DESCRIBED IN THAT CERTAIN GRANT, BARGAIN, SALE DEED TO CLARK COUNTY RECORDED NOVEMBER 19,1986 IN BOOK 861119 OF OFFICIAL RECORDS AS INSTRUMENT NO.
Exhibit 1-B-4

00554 IN THE CLARK COUNTS RECORDER’S OFFICE, CLARK COUNTY, NEVADA; THENCE ALONG THE SOUTHERLY, EASTERLY AND NORTHERLY LINES OF SAID PARCELTHE FOLLOWING FOUR (4): 2) & 1) THENCE DEPARTING SAID WEST LINE ALONG SAID NORTH LINE OF SOUTH 1.00 FEET SOUTH 89°12’47” EAST, 30.00 FEET TO THE POINT OF BEGINNING; 3) & 2) THENCE DEPARTING SAID NORTH LINE NORTH 00°30’44” EAST, 228.96 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 25.00 FEET; 4) & 3) THENCE CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHEASTERLY, THROUGH A CENTRAL ANGLE OF 46°34’03”, AN ARC LENGTH OF 20.32 FEET TO THE BEGINNING OF A TANGENT REVERSE CURVE HAVING A RADIUS OF 55.00 FEET A RADIAL LINE THROUGH SAID POINT BEARS NORTH 42°55’13” WEST; 5) & 4) CURVING TO THE LEFT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHWESTERLY, THROUGH A CENTRAL ANGLE OF 136°34’03”, AND ARC LENGTH OF 131.10 FEET TO A POINT ON THE AFOREMENTIONED WEST LINE OF THE NORTHEAST QUARTER (NE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4} OF SAID SECTION 20 SAID WEST LINE ALSO BEING THE EASTERLY RIGHT-OF-WAY LINE OF SAID ALDEBARAN AVENUE; 6) THENCE ALONG SAID WEST LINE NORTH 00°30’44” EAST, 323.20 FEET TO THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4} OF SAID SECTION 20; 7) THENCE ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER (SE 1/4) OF THE NORTHEAST QUARTER (NE 1/4} OF THE NORTHWEST QUARTER (NW 1/4} OF SAID SECTION 20 NORTH 00°31’06” EAST, 2.44 FEET TO THE NORTHEAST CORNER OF THAT PARCEL OF LAND AS DESCRIBED IN THAT CERTAIN GRANT DEED TO CLARK COUNTY, NEVADA RECORDED FEBRUARY 23,1971 IN BOOK 103 OF OFFICIAL RECORDS AS INSTRUMENT NO. 82199 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA; THENCE CONTINUING ALONG SAID WEST LINE NORTH 00o31’06” EAST, 458.89 FEET TO A POINT ON THE WESTERLY RIGHT-OF-WAY LINE OF DEAN MARTIN DR (FORMERLY INDUSTRIAL ROAD) (PUBLIC STREET - VARYING WIDTH), SAID WESTERLY RIGHT-OF-WAY LINE ALSO BEING THE EASTERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, AND THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 540.00 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 56°52’08” WEST, SAID WESTERLY RIGHT-OF-WAY LINE AS SHOWN BY PARCEL MAP THEREOF ON RLE RECORDED APRIL 30,1990 IN BOOK 930430 OF OFFICIAL RECORDS AS INSTRUMENT NO. 01302 IN FILE 75 OF PARCEL MAPS, PAGE 63 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA; THENCE ALONG SAID WESTERLY RIGHT-OF-WAY LINE AND EASTERLY LINE CURVING TO THE LEFT ALONG THE ARC OF SAID CURVE, CONCAVE NORTHEASTERLY, THROUGH A CENTRAL ANGLE OF 17°43’50”, AN ARC LENGTH OF 167.11 FEET; THENCE CONTINUING ALONG SAID WESTERLY
Exhibit 1-B-5

RIGHT-OF-WAY LINE AND EASTERLY LINE SOUTH 50°51’42” EAST, 97.09” TO THE MOST NORTHERLY CORNER OF LOT 2 AS SHOWN BY SAID FILE 75 OF PARCEL MAPS, PAGE 63; THENCE ALONG THE WESTERLY AND SOUTHERLY LINES OF SAID LOT 2, SAID WESTERLY AND SOUTHERLY LINES ALSO BEING COINCIDENT WITH THE EASTERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, THE FOLLOWING FIVE (5) COURSES: 1) SOUTH 39°08’18” WEST, 35,00 FEET TO AN ANGLE POINT THEREIN; 2) THENCE SOUTH 50°50’14” EAST, 30.12 FEET TO AN ANGLE POINT THEREIN; 3) THENCE SOUTH 00°31’31” WEST, 255.13 FEET TO AN ANGLE POINT THEREIN; 4) THENCE SOUTH 89°29’39” EAST, 198.67 FEET TO AN ANGLE POINT THEREIN; 5) THENCE NORTH 38°29’40” EAST, 55.97 FEET TO A POINT ON THE AFOREMENTIONED WESTERLY RIGHT-OF-WAY LINE OF SAID DEAN MARTIN DRIVE AS DESCRIBED BY THAT CERTAIN GRANT OF EASEMENT TO THE COUNTY OF CLARK RECORDED NOVEMBER 19,1986 IN BOOK 861119 OF OFFICIAL RECORDS AS INSTRUMENT NO. 00550 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA, SAID WESTERLY RIGHT-OF-WAY LINE ALSO BEING THE EASTERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION; THENCE ALONG SAID WESTERLY RIGHT-OF-WAY LINE AND EASTERLY LINE THE FOLLOWING TEN (10) COURSES: 1) SOUTH 51°20’2O” EAST, 31.54 FEET TO THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 15.00 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 51°20’20” WEST; 2) THENCE CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHEASTERLY, THROUGH A CENTRAL ANGLE OF 10°03’47”, AN ARC LENGTH OF 2.63 FEET; 3) THENCE NORTH 48°43’27” EAST, 10.43 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 22.54 FEET; 4) THENCE CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHERLY, THROUGH A CENTRAL ANGLE OF 90°02’30”, AN ARC LENGTH OF 35.42 FEET TO THE BEGINNING OF A TANGENT COMPOUND CURVE HAVING A RADIUS OF 195.00 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 48°45’56” EAST; 5) THENCE CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHWESTERLY, THROUGH A CENTRAL ANGLE OF 15°10’52”, AND ARC LENGTH OF 51.67 FEET TO THE BEGINNING OF A TANGENT COMPOUND CURVE HAVING A RADIUS OF 465.00 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 63°56’48” EAST, SAID POINT LYING ON THE WESTERLY RIGHT-OF-WAY LINE OF SAID DEAN MARTIN DRIVE AS DESCRIBED IN THAT CERTAIN QUITCLAIM DEED TO COUNTY OF CLARK RECORDED OCTOBER 24,1995 IN BOOK 19951024 OF OFFICIAL RECORDS AS INSTRUMENT NO. 01570 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA; 6) THENCE CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHWESTERLY, THROUGH A CENTRAL ANGLE OF 23°42’15”, AN ARC LENGTH OF 192.38 FEET; 7) THENCE SOUTH 02°20’57” EAST, 34.45 FEET TO AN ANGLE POINT THEREIN; 8)
Exhibit 1-B-6

THENCE NORTH 87°39’16” EAST, 0.16 FEET TO THE NORTHWEST CORNER OF THAT PARCEL OF LAND AS DESCRIBED IN THAT CERTAIN GRANT, BARGAIN, SALE DEED TO COUNTY OF CLARK RECORDED APRIL 12,1996 IN BOOK 19960412 OF OFFICIAL RECORDS AS INSTRUMENT NO. 00574 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA; 9) THENCE SOUTH 02°43’18” EAST, 383.08 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1000.00 FEET; 10) THENCE CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHWESTERLY, THROUGH A CENTRAL ANGLE OF 01°50’19”, AN ARC LENGTH OF 32,09 FEET TO A POINT ON THE AFOREMENTIONED NORTH LINE OF THE SOUTH 1.00 FEET OF THE NORTHEAST QUARTER (NE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20 TO WHICH A RADIAL LINE BEARS NORTH 89°07’01” EAST; THENCE DEPARTING SAID WESTERLY RIGHT-OF-WAY LINE AND EASTERLY LINE NORTH 89°12’47” WEST, 561.67 FEET TO THE POINT OF BEGINNING.

CONTAINING 430,122 SQUARE FEET / 9.87 ACRES.

BASIS OF BEARINGS

NORTH 01°05’22” EAST, BEING THE EAST LINE OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 20, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., AS SHOWN BY FINAL MAP OF INTERSTATE INDUSTRIAL PARK THEREOF ON FILE RECORDED MAY 7,1984 IN BOOK 1917 OF OFFICIAL RECORDS AS INSTRUMENT NO. 1876748, BOOK 31 OF PLATS, PAGE 61 IN THE CLARK COUNTY RECORDERS OFFICE, CLARK COUNTY, NEVADA.

Exhibit 1-B-7

Exhibit “1-C”
Legal Description of the 4424 Polaris Land

THIS LEGAL DESCRIBES A PORTION OF LOT 1 AS SHOWN BY FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, THEREOF ON FILE RECORDED FEBRUARY 13, 2014 AS INSTRUMENT NO. 01881 OF OFFICIAL RECORDS, BOOK 146 OF PLATS, PAGE 46 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF SECTION 20, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA DESCRIBED AS FOLLOWS:

LEGAL DESCRIPTION

COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20 SAID POINT ALSO BEING THE CENTERLINE INTERSECTION OF HARMON AVENUE (PUBLIC STREET - VARYING WIDTH) AND POLARIS STREET (PUBLIC STREET - 60.00 FEET WIDE); THENCE NORTH 00°03’40” WEST ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER (SE 1/4), SAID WEST LINE ALSO BEING THE CENTERLINE OF SAID POLARIS STREET, 352.04 FEET TO A POINT ON THE NORTH LINE OF THE SOUTH 352.00 FEET OF SAID SOUTHEAST QUARTER (SE 1/4); THENCE DEPARTING SAID WEST LINE AND CENTERLINE SOUTH 89°04’11” EAST, 30.00 FEET TO THE POINT OF BEGINNING A POINT ON THE EAST RIGHT-OF-WAY LINE OF SAID POLARIS STREET SAID POINT BEING THE NORTHWEST CORNER OF LOT 1 AS SHOWN BY PARCEL MAP THEREOF ON FILE RECORDED JANUARY 12,1979 IN BOOK 995 OF OFFICIAL RECORDS AS INSTRUMENT NO. 954848, FILE 23 OF PARCEL MAPS, PAGE 72 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA AND A SOUTHWEST CORNER OF LOT 1 OF SAID FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION; THENCE NORTH 00°03’40” WEST ALONG SAID EASTERLY RIGHT-OF-WAY LINE, SAID EASTERLY RIGHT-OF-WAY LINE ALSO BEING A WESTERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, 312.06 FEET TO A POINT ON THE NORTH LINE OF THE SOUTH 664.00 FEET OF SAID SOUTHEAST QUARTER (SE 1/4) AND THE NORTHEAST CORNER OF THAT CERTAIN PARCEL OF LAND DESCRIBED IN THAT CERTAIN GRANT DEED TO CLARK COUNTY RECORDED APRIL 8, 1970 IN BOOK 23 OF OFFICIAL RECORDS AS INSTRUMENT NO. 18102 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA; THENCE DEPARTING SAID EASTERLY RIGHT-OF-WAY LINE AND SAID WEST LINE ALONG SAID NORTHERLY LINE SOUTH 89°04’32” EAST, 292.79 FEET TO A POINT ON THE EAST LINE OF THE WEST 322.75 FEET OF SAID SOUTHEAST QUARTER (SE 1/4); THENCE ALONG SAID EAST LINE SOUTH 00°03’40” EAST, 312.09 FEET TO A POINT ON A SOUTHERLY LINE OF SAID LOT 1

Exhibit 1-C-1

OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, SAID SOUTHERLY LINE ALSO BEING THE NORTHERLY LINE OF THE AFOREMENTIONED LOT 1 OF SAID FILE 23 OF PARCEL MAPS, PAGE 72; THENCE ALONG SAID SOUTHERLY AND NORTHERLY LINE NORTH 89°04’11” WEST, 292,79 FEET TO THE POINT OF BEGINNING.

CONTAINING 91,360 SQUARE FEET OR 2.10 ACRES.

BASIS OF BEARINGS:

NORTH 01°05’72” EAST, BEING THE EAST LINE OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 20, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., AS SHOWN BY FINAL MAP OF INTERSTATE INDUSTRIAL PARK THEREOF ON FILE RECORDED MAY 7,1984 IN BOOK 1917 OF OFFICIAL RECORDS AS INSTRUMENT NO. 1876748, BOOK 31 OF PLATS, PAGE 61 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA.

Exhibit 1-C-2

Exhibit “1-D”
Legal Description of the Leased Land

THIS LEGAL DESCRIBES A PORTION OF LOT 1 AS SHOWN BY FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, THEREOF ON FILE RECORDED FEBRUARY 13, 2012 AS INSTRUMENT NO. 01881 OF OFFICIAL RECORDS, BOOK 146 OF PLATS, PAGE 46 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW 1/4) OF SECTION 20, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA DESCRIBES AS FOLLOWS:

LEGAL DESCRIPTION

COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20, SAID POINT ALSO BEING THE CENTERLINE INTERSECTION OF HARMON AVENUE (PUBLIC STREET - VARYING WIDTH) AND POLARIS STREET (PUBLIC STREET - 60.00 FEET WIDE), THENCE NORTH 00°O3’40” WEST ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER (SE 1/4), SAID WEST LINE ALSO BEING THE CENTERLINE OF SAID POLARIS STREET 1329.40 FEET TO THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 20; THENCE ALONG THE WEST LINE OF SAID NORTHEAST QUARTER (NE 1/4) NORTH 00°03’34” WEST, 613,67 FEET TO THE POINT OF BEGINNING BEING A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF SAID POLARIS STREET AS SHOWN AND DEDICATED ON SAID FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, BOOK 146 OF PLATS, PAGE 46, SAID POINT BEING THE BEGINNING OF A NON-TANGENT CURVE HAVING A 50.00 FOOT RADIUS, A RADIAL LINE TO SAID POINT BEARS NORTH 00°03’34” WEST; THENCE CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHWESTERLY, THROUGH A CENTRAL ANGLE OF 36°52’31”, AN ARC LENGTH OF 32.18 FEET TO A POINT ON THE EAST LINE OF THE WEST 30.00 FEET OF SAID NORTHEAST QUARTER (NE 1/4) TO WHICH A RADIAL LINE BEARS NORTH 36°48’57” EAST; THENCE ALONG SAID EASTERLY LINE NORTH 00°03’34” WEST, 30.56 FEET; THENCE DEPARTING SAID EAST LINE SOUTH 89°25’56” EAST, 199.95 FEET TO A POINT ON THE SOUTHERLY EXTENSION OF THE WESTERLY LINE OF THAT PARCEL OF LAND AS DESCRIBED IN THAT CERTAIN GRANT, BARGAIN, SALE DEED TO COUNTY OF CLARK THEREOF RECORDED SEPTEMBER 15, 1994 IN BOOK 19940915 OF OFFICIAL RECORDS AS INSTRUMENT NO. 00286 IN THE CLARK COUNTY RECORDERS OFFICE, CLARK COUNTY, NEVADA; THENCE ALONG SAID SOUTHERLY EXTENSION, PARALLEL WITH THE WEST LINE OF SAID NORTHEAST QUARTER (NE 1/4) NORTH 00°03’34”WEST. 30.00 FEET TO THE SOUTHWEST CORNER SAID PARCEL OF
Exhibit 1-D-1

LAND OF RIGHT-OF-WAY OF HOTEL RIO DRIVE AS DESCRIBED IN SAID GRANT, BARGAIN, SALE DEED TO COUNTY OF CLARK, BOOK 19940915 OF OFFICIAL RECORDS, INSTRUMENT NO. 00286, SAID SOUTHERLY RIGHT-OF-WAY LINE IS COINCIDENT WITH THE NORTHERLY OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION, BOOK 146 OF PLATS, PAGE 46; THENCE ALONG SAID NORTHERLY LINE OF SAID LOT 1 THE FOLLOWING NINE (9) COURSES: 1) ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE NORTH 00°03’34” WEST, 24.12 FEET TO THE MOST SOUTHERLY CORNER OF THAT PORTION OF HOTEL RIO DRIVE AS DESCRIBED AS PARCEL II IN THAT CERTAIN FINAL ORDER OF CONDEMNATION THEREOF ON FILE RECORDED JANUARY 5, 1996 IN BOOK 19960105 OF OFFICIAL RECORDS AS INSTRUMENT NO. 01010 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA, SAID POINT ALSO BEING THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 497.69 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 43°54’03” EAST; THENCE ALONG THE SOUTHERLY, WESTERLY AND NORTH LINES OF SAID PARCEL II THE FOLLOWING 5 COURSES: 2) & 1) CURVING TO THE LEFT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHWESTERLY, THROUGH A CENTRAL ANGLE OF 10°26’24”. AN ARC LENGTH OF 90.69 FEET TO A POINT TO WHICH A RADIAL LINE BEARS NORTH 33°27’39” EAST; 3) & 2) THENCE NORTH 58°07’21” WEST, 24.00 FEET; 4) & 3) THENCE NORTH 31°52’39” EAST, 69.00 FEET; 5) & 4)THENCE SOUTH 58°07’21” EAST. 24.00 FEET TO THE BEGINNING OF A NON-TANGENT CURVE HAVING A RADIUS OF 566.67 FEET, A RADIAL LINE TO SAID POINT BEARS NORTH 33°16’05” EAST; 6) & 5) THENCE CURVING TO THE RIGHT ALONG THE ARC OF SAID CURVE, CONCAVE SOUTHWESTERLY, THROUGH A CENTRAL ANGLE OF 04°14’16”, AN ARC LENGTH OF 41.91 FEET TO A POINT ON THE AFOREMENTIONED WESTERLY LINE OF SAID GRANT, BARGAIN, SALE DEED TO COUNTY OF CLARK, BOOK 19940915 OF OFFICIAL RECORDS, INSTRUMENT NO. 00286; 7) THENCE ALONG SAID WESTERLY LINE AND NORTHERLY EXTENSION THEREOF NORTH 00°03’34” WEST, 69.83 FEET TO A POINT ON THE SOUTHERLY RIGHT-OF-WAY LINE OF FLAMINGO ROAD AS DESCRIBED IN THAT CERTAIN DEED TO THE STATE OF NEVADA THEREOF ON FILE RECORDED AUGUST 26, 1983 IN BOOK 17940F OFFICIAL RECORDS AS INSTRUMENT NO. 1753257 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA; 8) THENCE ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE NORTH 74°19’41” WEST, 73.12 FEET TO AN ANGLE POINT THEREIN: 9) THENCE CONTINUING ALONG SAID SOUTHERLY  RIGHT-OF-WAY LINE NORTH 70’37’58” WEST, 101.09 FEET TO AN ANGLE POINT IN THE EASTERLY RIGHT-OF-WAY LINE OF THE UNION PACIFIC RAILROAD SAID POINT BEING ON THE NORTHEASTERLY EXTENSION OF THAT PARCEL OF LAND AS DESCRIBED AS
Exhibit 1-D-2

PARCEL II (EXHIBIT A-1) IN THAT CERTAIN FINAL ORDER OF CONDEMNATION THEREOF ON FILE RECORDED JUNE 17, 1997 IN B00K 19970617 OF OFFICIAL RECORDS AS INSTRUMENT NO. 00614 IN THE CLARK COUNTY RECORDER’S OFFICE, CLARK COUNTY, NEVADA, SAID EASTERLY RIGHT-OF-WAY LINE BEING COINCIDENT WITH THE WESTERLY LINE OF SAID LOT 1 OF FINAL MAP OF CITY VIEW, A COMMERCIAL SUBDIVISION. BOOK 146 OF PLATS, PAGE 46; THENCE ALONG SAID EASTERLY RIGHT-OF-WAY LINE AND SAID WESTERLY LINE THE FOLLOWING SIX (6) COURSES; 1) SOUTH 27°54’59” WEST, 47.23 FEET TO THE MOST NORTHERLY CORNER OF THAT PARCEL OF LAND AS DESCRIBED AS PARCEL III IN SAID FINAL ORDER OF CONDEMNATION, BOOK 19960105 OF OFFICIAL RECORDS AS INSTRUMENT NO, 01010; THENCE ALONG SAID DESCRIBED PARCEL OF LAND THE FOLLOWING THREE (3) COURSES: 2 & 1) SOUTH 62°05’01” EAST, 2.37 FEET; 3) & 2) THENCE SOUTH 27°54’59” WEST, 48.00 FEET; 4) & 3) THENCE NORTH 62°05’01” WEST, 2.37 FEET TO A POINT ON THE AFOREMENTIONED EASTERLY RIGHT-OF-WAY LINE OF SAID UNION PACIFIC RAILROAD; 5) THENCE ALONG SAID EASTERLY RIGHT-OF-WAY LINE SOUTH 27°54’59” WEST, 41.67 FEET TO A POINT ON THE AFOREMENTIONED WEST LINE OF SAID NORTHEAST QUARTER (NE 1/4); 6) THENCE DEPARTING SAID EASTERLY RIGHT-OF-WAY LINE ALONG SAID WEST LINE SOUTH 00°03’34 EAST, 165.97 FEET TO THE POINT OF BEGINNING,

CONTAINING 47, 291 SQUARE FEET /1.09 ACRES.
Exhibit 1-D-3

Exhibit “2”

Leases

Lease	Address
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc., C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and 4D Commissary (as Tenant) dated February 15, 2012	4255 Dean Martin Drive, Unit G, Las Vegas, NV
Addendum I to Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc., C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and 4D Commissary (as Tenant) dated January 15, 2017	4255 Dean Martin Drive, Unit H, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and 5.11, Inc. (as Tenant) dated May 1, 2015	4305 Dean Martin Drive, Unit 100, 105, 110, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and A Touch of Las Vegas Day Spa (as Tenant) dated December 20, 2017	4305 Dean Martin Drive, Unit 160, Las Vegas, NV
Assignment and Assumption of Leases between A Touch of Las Vegas Day Spa, LLC (as Assignor) and_________ an individual (as Assignee) dated December 28, 2017
Lease between Tharaldson Ethanol Plant I, LLC (as Landlord) and A&T Inc. dated July 20, 2016	4288 S. Polaris Ave., Unit 105 and 107, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Vegas Tickets LLC (as Tenant) dated March 29, 2018	4305 Dean Martin Drive, Unit 125, Las Vegas, NV
Lease between 4424 Polaris Avenue, LLC (as Landlord) and AB Calif Acquisition Corp. (as Tenant) dated April 4, 2012	4424 S. Polaris Ave., Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and American Reprographics Company, LLC (as Tenant) dated July 31, 2012	4345 Dean Martin Drive, Unit 100, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and ARTEE COLLECTIONS, INC., DBA ARTEE FABRICS & HOME (as Tenant) dated April 24, 2013
4305 Dean Martin Drive, Unit 165, 170 and 175 Las Vegas, NV

Exhibit 2-1

Lease between Tharaldson Ethanol Plant I, LLC (as Landlord) and Galaxy Outdoor LLC (as Tenant) dated January 10, 2018	4425 Dean Martin and 3040 Business Lane, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Best Boxes (as Tenant) dated July 12, 2017	4255 Dean Martin Drive, Unit H, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Centaur Sculpture Galleries LTD, Inc. (as Tenant) dated September 3, 2014
4345 Dean Martin Drive, Unit 200, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Coveredge (as Tenant) dated March 13, 2013	4325 Dean Martin Drive, Unit 370 and 375, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Dakco USA (as Tenant) dated November 8, 2016	4335 Dean Martin Drive, D400, Las Vegas, NV
Lease between Tharaldson Motels II of Las Vegas, Inc. (as Landlord) and Echelon Resorts LLC (as Tenant) dated February 24, 2009	4425 Aldebaran Avenue, Las Vegas, NV
First Amendment to Lease between Tharaldson Motels II of Las Vegas, Inc. (as Landlord) and Echelon Resorts LLC (as Tenant) dated March 9, 2015	4425 Aldebaran Avenue, Las Vegas, NV
Lease Agreement between The Ferguson Family Trust (as lessor) and Marnell Properties (as lessee) dated April 5, 2000	Ground Lease
Sublease Agreement between Marnell Properties (as sublessor) and Heritage Inn Houston Limited Partnership, R.I. Heritage Inn of Chandler, Inc., Midwest Heritage Inn of Chandler, Inc., Heritage Inn Number LXV Limited Partnership (as sublessee) dated May 17, 2006
Ground Lease
Assignment of Lease and Termination of Sublease between Katherine Anne Ferguson Trust (as Landlord), Marnell Properties, LLC (as Tenant) and Tharaldson Ethanol Plant I, L.L.C. (as Subtenant) dated July __, 2012
Ground Lease

Exhibit 2-2

Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Amador Medical (as Tenant) dated July 14, 2016	4325 Dean Martin Drive, Unit 330 and 340, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Full Conceal, Inc. (as Tenant) dated June 12, 2017	4325 Dean Martin Drive, Unit 347, 350, 360, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Hakkasan Holdings, LLC (as Tenant) dated July 14, 2015	4425 Aldebaran Avenue, Unit 1 North, Las Vegas, NV
Lease between Tharaldson Ethanol Plant I, LLC (as Landlord) and Monster (as Tenant) dated December 24, 2017	4288 S. Polaris Ave 105, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Professional Pool Care LLC (as Tenant) dated February 3, 2012	4325 Dean Martin Drive, Unit 345, Las Vegas, NV
Addendum II to Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Professional Pool Care LLC (as Tenant) dated February 17, 2017
4325 Dean Martin Drive, Unit 345, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Push IV, LLC (as Tenant) dated April 20, 2017	4305 Dean Martin, # 145, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Push IV, LLC (as Tenant) dated August 30, 2018	4315 Dean Martin, # 225-230, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Rick Engineering Company (as Tenant) dated June 1, 2018	4255 Dean Martin, Suite F, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Crostra and Partners, LLC (as Tenant) dated August 11, 2016	4315 Dean Martin Drive, Unit 210, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I.Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Crostra and Partners, LLC (as Tenant) dated August 29, 2018	4325 Dean Martin Drive, Unit 325, Las Vegas, NV

Exhibit 2-3

Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Crostra and Partners, LLC (as Tenant) dated September 10, 2015	4305 Dean Martin Drive, Unit 120, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Sol-up USA, LLC (as Tenant) dated January 10, 2017	4305 Dean Martin Drive, Unit 140, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Sol-up USA, LLC (as Tenant) dated March 7, 2013	4305 Dean Martin Drive, Unit 150 and 155, Las Vegas, NV
Addendum II to Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Sol-up USA, LLC (as Tenant) dated September 14, 2016	4305 Dean Martin Drive, Unit 150 and 155, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Taxi Ads Las Vegas, LLC (as Tenant) dated April 18, 2016	4255 Dean Martin Drive, Unit E, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Top Golf (as Tenant) dated July 6, 2016	4255 Dean Martin Drive, Unit D, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and Vegas Balloon Rides, LLC (as Tenant) dated September 16, 2011	4390 Polaris Avenue, Las Vegas, NV
Lease between TM II South Tech, LLC, C.Y. & R.I. Heritage Inn of Palmdale, Inc.; C.Y. Heritage Inn of Dayton, Inc. (as Landlord) and VivaCity Fitness Holdings LLC (as Tenant) dated June 7, 2017 Replacement Lease
4325 Dean Martin Drive, Unit 315, Las Vegas, NV
Remodel/Expansion Warehouse Rental Agreement Store 3473 between CV Property Management (as Landlord) and Wal-Mart Stores East, LP (as Tenant) dated July 6, 2018	4288 Polaris Ave., Las Vegas, NV

Exhibit 2-4

Remodel/Expansion Warehouse Rental Agreement Store 2838, 2884 between CV Property Management (as Landlord) and Wal-Mart Stores East, LP (as Tenant) dated April 5, 2018	4288 Polaris Ave., Las Vegas, NV
Lease between Tharaldson Motels II of Las Vegas, Inc. (as Landlord) and West Pro Builders, LLC (as Tenant) dated November 17, 2008	4305 Dean Martin Drive, Unit 115, Las Vegas, NV
Addendum I to Lease between Tharaldson Motels II of Las Vegas, Inc. (as Landlord) and West Pro Builders, LLC (as Tenant) dated October 15, 2015	4305 Dean Martin Drive, Unit 115, Las Vegas, NV

Exhibit 2-5

Exhibit “3”
Contracts

Sign Lease Agreement between American Outdoor Advertising, LLC and South Tech Partners LLC dated May 18, 1999	(South Tech) 4335 S. Industrial Road, Las Vegas, NV
Addendum to Sign Lease Agreement between American Outdoor Advertising, LLC and South Tech Partners LLC dated June 1, 1999	4345 S. Industrial Road, Las Vegas, NV
Bulletin Contract between Diversified Asset Management and The Lamar Companies dated March 29, 2007
Bulletin Contract between Diversified Asset Management and The Lamar Companies dated March 29, 2007
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated July 25, 2016	4425 Aldebaran Ave., Las Vegas, NV
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated July 25, 2016	4425 Aldebaran Ave., Las Vegas, NV
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated July 28, 2016	4345 Dean Martin Drive, Las Vegas, NV
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated July 25, 2016	4425 Aldebaran Ave., Las Vegas, NV
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated July 25, 2016	4425 Aldebaran Ave., Las Vegas, NV
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated February 1, 2009	4425 Aldebaran Ave., Las Vegas, NV
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated February 1, 2009	4255 Aldebaran Ave., Las Vegas, NV
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated February 11, 2009	4305 Dean Martin Drive, Las Vegas, NV
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated February 11, 2009	4315 Dean Martin Drive, Las Vegas, NV
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated February 11, 2009	4335 Dean Martin Drive, Las Vegas, NV
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated February 1, 2009	4345 Dean Martin Drive, Las Vegas, NV

Exhibit 3-1

Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated February 11, 2009	4325 Dean Martin Drive, Las Vegas, NV
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated January 20, 2010	4325 Aldebaran, Las Vegas, NV
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated February 1, 2009	4631 Dean Martin Drive, Las Vegas, NV
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated February 12, 2009	4425 S. Polaris Ave., Las Vegas, NV
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated February 1, 2009	4288 S. Polaris Ave., Las Vegas, NV
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated February 11, 2009	4325 Aldebaran, Las Vegas, NV
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated February 11, 2009	4416 Aldebaran, Las Vegas, NV
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated February 1, 2009	3060 Business Lane, Las Vegas, NV
Agreement between Alarmco, Inc. and CV Property Mgmt Southtec dated February 11, 2009	4425 Dean Martin Drive, Las Vegas, NV
Quote between M&R Fire Protection LLC and CV Properties dated February 6, 2014
Quote between M&R Fire Protection LLC and Diversified Real Estate Group dated February 17, 2014
4315 Dean Martin Drive, 4335 Dean Martin Drive, 4305 Dean Martin Drive, 4425 Aldebaran, 4416 Aldebaran, 4345 Dean Martin Drive, 4699 Dean Martin Drive, 4631 Dean Martin Drive, 4425 Dean Martin Drive, 4631 Dean Martin Drive, 4342 Dean Martin Drive

Customer Service Agreement between Republic Services and CV Property Management dated April 15, 2014	4416 Aldebaran Ave.
Customer Service Agreement between Republic Services and CV Property Management dated April 15, 2014	3360 Business Lane
Customer Service Agreement between Republic Services and CV Property Management dated April 15, 2014	4285 Polaris Ave.
Customer Service Agreement between Republic Services and CV Property Management dated April 15, 2014	4631 Dean Martin Drive

Exhibit 3-2

Customer Service Agreement between Republic Services and CV Property Management dated April 15, 2014	4425 Dean Martin Drive
Customer Service Agreement between Republic Services and CV Property Management dated April 15, 2014	4305 Dean Martin Drive
Customer Service Agreement between Republic Services and CV Property Management dated April 15, 2014	4255 Dean Martin Drive
Credit Application and Agreement to Pay between Discount Dumpsters and CV Property Management dated March 27, 2014
Service Agreement between Discount Dumpsters and CV Property Management dated March 27, 2014

Exhibit 3-3

Exhibit “4”

Form of Grant, Bargain and Sale Deed

APN(s): [______________________]

WHEN RECORDED MAIL TO AND MAIL
PROPERTY TAX STATEMENTS TO:

Attn:

GRANT, BARGAIN AND SALE DEED

THIS INDENTURE WITNESSETH that [_______________________], a [_______________________], for valuable consideration, the receipt of which is hereby acknowledged, does hereby Grant, Bargain, Sell and Convey to [_______________________], a [_______________________], with an address of [________________], all that real property situated in the County of Clark, State of Nevada, bounded and described as follows:

See Exhibit A attached hereto and by this reference incorporated herein (the “Property”);

Together with all and singular the improvements, fixtures, tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and any reversions, remainders, rents, issues, or profits thereof; and

Subject to (i) taxes for the current fiscal year, not due or delinquent, and any and all taxes and assessments levied or assessed after the recording date hereof, which includes the lien of supplemental taxes, if any; and (ii) restrictions, conditions, reservations, rights of way and easements affecting the use and occupancy of this Property as the same may now appear of record.

[Signature and acknowledgement appear on following page.]

Witness my hand this _____________ day of ________________________ , 2018.

[_______________________],
a [______________________]

By:
Name:
Title:

STATE OF NEVADA

COUNTY OF CLARK

This instrument was acknowledged before me on _____________, 2018 by__________________ as _____________________________________________ of [______________________________________].

(Seal, if any)
Signature of Notarial Officer

Exhibit 4-2

EXHIBIT A TO DEED

LEGAL DESCRIPTION

(to be attached)
Exhibit 4-3

Exhibit 5

Form of Ground Lease Assignment and Assumption Agreement

APN(s): [______________________]

WHEN RECORDED RETURN TO:

Attn:

ASSIGNMENT AND ASSUMPTION AGREEMENT
(Ground Lease)

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment and Assumption Agreement”), dated as of [________________], 2018 (the “Effective Date”), is made by and between [_________________________________________], a [_______________] (“Assignor”), and [______________________________], a [_______________] (“Assignee”).

RECITALS

WHEREAS, Assignor and Assignee are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated as of [________], 2018 (together with all amendments, supplements, modifications, appendices, assignments and addenda thereto, the “Purchase Agreement”), providing for, among other things, the sale, transfer, conveyance, assignment and delivery by Assignor to Assignee of the Ground Lease (as defined below);

WHEREAS, Assignor is the holder of the lessee’s interest under that certain Lease Agreement, which is more particularly described on Exhibit A attached hereto (together with all amendments, supplements, modifications, appendices, assignments and addenda thereto, the “Ground Lease”), pursuant to which Assignor leases certain real property more particularly described therein; and

WHEREAS, pursuant to the provisions of the Purchase Agreement, Assignor has agreed to assign to Assignee all of Assignor’s right, title and interest under the Ground Lease, and Assignee has agreed to assume all of Assignor’s obligations under the Ground Lease.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants and agreements contained herein and in the Purchase Agreement and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, Assignee and Assignor hereby agree as follows:

1.          Assignment and Assumption. Effective as of the Effective Date, Assignor hereby sells, transfers, assigns, conveys, grants, delivers and delegates to Assignee all of Assignor’s right, title, benefit, privilege and interest in, to and under the Ground Lease, and Assignee hereby accepts such assignment, assumes from Assignor the Ground Lease and agrees to pay, perform and discharge when due all of the obligations, covenants, agreements and conditions to be performed by Assignor as lessee under the Ground Lease.

2.          Conflict. This Assignment and Assumption Agreement is subject to all of the terms, conditions and limitations set forth in the Purchase Agreement. In the event that any provision of this Assignment and Assumption Agreement shall be construed to conflict with a provision of the Purchase Agreement, the provision of the Purchase Agreement shall be deemed to be controlling.

3.          Further Assurances. Each of the parties hereto covenants and agrees to execute and deliver, at the request of any other party hereto, such further instruments of transfer and assignment and to take such other action as such other party may reasonably request to more effectively consummate the assignments and assumptions contemplated by this Assignment and Assumption Agreement.

4.          Governing Law. The internal laws of the State of Nevada applicable to contracts made and wholly performed therein shall govern the validity, construction, performance and effect of this Assignment and Assumption Agreement.

5.          Successors and Assigns. This Assignment and Assumption Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors in interest and assigns.

6.          Headings. The subject headings or captions of the paragraphs in this Assignment and Assumption Agreement are inserted for convenience of reference only and shall not affect the meaning, construction or interpretation of any provisions contained herein. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

7.          Counterparts. This Assignment and Assumption Agreement may be signed in one or multiple counterparts, with each counterpart having the same force and effect as if this single instrument were executed by each of the parties hereto and delivered to the other party.

8.          No Third Party Beneficiaries. There are no third-party beneficiaries to this Assignment and Assumption Agreement.
Exhibit 5-2

9.          Severability. If any provision of this Assignment and Assumption Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions of this Assignment and Assumption Agreement shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

10.        Recording. Assignee may cause this Assignment and Assumption Agreement to be recorded in the Office of the County Recorder of Clark County, Nevada on or about the Effective Date.

[Signatures and acknowledgements appear on the following pages.]
Exhibit 5-3

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed as of the Effective Date.

ASSIGNOR:

[_______________________],
a [______________________]

By:
Name:
Title:

ASSIGNEE:

[_______________________],
a [______________________]

By:
Name:
Title:

Exhibit 5-4

STATE OF _____________

COUNTY OF _____________

This instrument was acknowledged before me on __________, 201_ by __________________ as ________________________________________ of [_________________________________].

(Seal, if any)
(Signature of Notarial Officer)

STATE OF _____________

COUNTY OF _____________

This instrument was acknowledged before me on __________, 201_ by __________________ as ________________________________________ of [_________________________________].

(Seal, if any)
(Signature of Notarial Officer)

Exhibit 5-5

EXHIBIT A

DESCRIPTION OF GROUND LEASE

[to be provided]
[to include all applicable recording information]
Exhibit 5-6

[CS&M Draft—09/14/2018]

Exhibit 6

Form of Stockholder Agreement

STOCKHOLDER AGREEMENT

Dated as of [●]

by and between

BRIGHTLINE HOLDINGS LLC

and

THARALDSON ETHANOL PLANT I, LLC

TABLE OF CONTENTS

		Page

Article I

Information Rights
1.1	Stockholder Information Rights	1

Article II

Transfers; Tag-Along; Drag-Along; Put Right
2.1	Transfer Restrictions	2
2.2	Tag Along; Drag Along; Put Right	4

Article III

Definitions
3.1	Defined Terms	8
3.2	Interpretation	11

Article IV

Miscellaneous
4.1	Term	11
4.2	Notices	11
4.3	Amendment	13
4.4	Assignment	13
4.5	Severability	14
4.6	Counterparts	14
4.7	Entire Agreement	14
4.8	Governing Law	14
4.9	Jurisdiction	14
4.10	Service of Process	15
4.11	Waiver of Jury Trial	15
4.12	Enforcement	15
4.13	Third Party Beneficiaries	15
4.14	Permitted Transferee Representative	15
4.15	Confidentiality	16
4.16	Cooperation	16
i

This STOCKHOLDER AGREEMENT, dated as of [●] (this “Agreement”), is by and between BRIGHTLINE HOLDINGS LLC a Delaware [limited liability company][corporation]1 (“Purchaser”), and THARALDSON ETHANOL PLANT I, LLC, a Nevada limited liability company (the “Stockholder”).

W I T N E S S E T H:

WHEREAS, on September 17, 2018, Purchaser, the Stockholder and the other parties thereto entered into a Real Estate Purchase and Sale Agreement (as it may be amended from time to time, the “Purchase Agreement”), pursuant to which, among other things, Purchaser will issue, on the date hereof, Purchaser Common Shares to the Stockholder in an amount equal to the Share Purchase Price; and

WHEREAS, each of the parties wishes to set forth in this Agreement certain terms and conditions regarding, among other things, the Stockholder’s ownership of Purchaser Common Shares;

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, and intending to be legally bound, the parties agree as follows:

ARTICLE I

Information Rights

1.1          Stockholder Information Rights.

(a)          Quarterly Financial Statements. Purchaser shall deliver to the Stockholder, within 90 calendar days after the end of each fiscal quarter of OpCo (other than the last fiscal quarter of any fiscal year of OpCo):

(i)          an unaudited balance sheet as at the end of such fiscal quarter; and

(ii)         an unaudited income statement for such fiscal quarter;

in each case for OpCo and its subsidiaries (on a consolidated basis), excluding footnotes thereto, all prepared in accordance with GAAP (applicable to non-public companies) consistently applied throughout the periods covered thereby, subject to changes resulting from normal year-end adjustments.

(b)          Annual Financial Statements. Purchaser shall deliver to the Stockholder, within 120 calendar days after the end of each fiscal year of OpCo:

(i)          an audited balance sheet as at the end of such fiscal year; and

1 To be updated based on type of entity at Closing.

(ii)         an audited income statement and statement of cash flows for such fiscal year;

in each case for OpCo and its subsidiaries (on a consolidated basis), including any footnotes thereto, prepared in accordance with GAAP (applicable to non-public companies) consistently applied throughout the periods covered thereby (except as otherwise disclosed in the footnotes thereto).

(c)          Other Information. Purchaser will consider and respond in good faith to reasonable requests made by the Stockholder for other information related to the Stockholder’s investment in Purchaser; provided, however, that Purchaser shall not be required to provide any such information if (i) Purchaser determines in good faith that such information is competitively sensitive; (ii) such information relates to the Purchase Agreement, any ancillary transaction documents related thereto or any of the transactions contemplated thereby or otherwise relates to any commercial relationship between the Stockholder or any of its affiliates, on the one hand, and Purchaser or any of its affiliates, on the other hand; or (iii) Purchaser determines in good faith that providing such information would reasonably be expected to (A) jeopardize an attorney-client privilege or cause a loss of attorney work product protection or (B) violate any applicable Law or Judgment or any Contract with a third party.

(d)          Termination. The provisions of this Section 1.1 shall terminate upon the earlier to occur of (i) the consummation of a Purchaser IPO and (ii) the Stockholder Disposition Event.

(e)          Limitation on Other Rights. The rights of the Stockholder under this Section 1.1 are in lieu of any other rights to information that may be available under the Delaware Act (including pursuant to Section 18-305 of the Delaware Act) or common law in its capacity as a member of Purchaser, to the extent applicable.

ARTICLE II

Transfers; Tag-Along; Drag-Along; Put Right

2.1          Transfer Restrictions.

(a)          Other than Permitted Transfers, subject to Section 2.1(c), the Stockholder shall not, directly or indirectly, Transfer any Purchaser Common Shares until the date following the later of (i) consummation of the Purchaser IPO and (ii) the last day of any lock-up period agreed to by the Stockholder in connection with such Purchaser IPO (such later date, the “Restricted Period Termination Date”).
2

(b)          “Permitted Transfers” means, in each case so long as such Transfer is in accordance with applicable Laws and Judgments and the provisions of Purchaser’s Organizational Documents:

(i)          a Transfer of Purchaser Common Shares to a Permitted Transferee, so long as such Permitted Transferee, to the extent it has not already done so, executes a customary joinder to this Agreement, in form and substance reasonably acceptable to Purchaser, in which such Transferee makes customary representations and warranties and agrees to be subject to all covenants and agreements of the Stockholder under this Agreement; provided that if at any time the Transferee ceases to be an affiliate of such Transferor, such Transferee shall, and such Transferor shall procure that such Transferee shall, immediately Transfer back the Transferred Purchaser Common Shares to such Transferor as if such Transfer had not taken place ab initio, and Purchaser shall no longer, and shall instruct its transfer agent and other third parties to no longer, record or recognize such Transfer on the share register of Purchaser;

(ii)         a Transfer of Purchaser Common Shares pursuant to Section 2.2(a); and

(iii)        any other Transfer of Purchaser Common Shares with Purchaser’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

(c)          If, as of the date following the first anniversary of this Agreement, (i) Purchaser has not consummated a Purchaser IPO and (ii) the Stockholder Disposition Event has not occurred prior to such date, then the Stockholder shall have the right (on behalf of itself and the Permitted Transferees) to deliver, on one occasion, a written notice to Purchaser on or prior to the date that is five (5) business days after the first anniversary of this Agreement (such notice, a “Third Party Transfer Election”), electing to terminate the restrictions on Transfer set forth in Section 2.1(a) for a period of 90 days following the delivery of such Third Party Transfer Election and to require Purchaser to, for such 90 day period, use commercially reasonable efforts to provide such assistance as is reasonably requested by the Stockholder (on behalf of itself and the Permitted Transferees) in connection with any proposed Transfer by the Stockholder or any Permitted Transferee of Purchaser Common Shares then held by the Stockholder or such Permitted Transferee to any proposed Transferee, including reasonably cooperating with the due diligence of the proposed Transferee by making available to such proposed Transferee (subject to customary confidentiality obligations by such proposed Transferee) (A) the financial statements referred to in Sections 1.1(a) and 1.1(b) and (B) such other customary due diligence information reasonably requested by the Stockholder (on behalf of itself and the applicable Permitted Transferees) or such proposed Transferee.

(d)          Notwithstanding anything to the contrary contained herein, including the occurrence of the Restricted Period Termination Date or any Third Party Transfer Election, the Stockholder shall not, directly or indirectly, Transfer any Purchaser Common Shares other than in accordance with applicable Law and Judgment and Purchaser’s Organizational Documents. Until the consummation of a Purchaser IPO, Purchaser shall not, and shall cause its members not to, amend or otherwise modify its Organizational Documents in any manner that would result in any restrictions on Transfer therein becoming more restrictive than any restrictions on Transfer set forth in Purchaser’s Organizational Documents as of the date of the Purchase Agreement.
3

(e)          Any Transfer or attempted Transfer of Purchaser Common Shares in violation of this Section 2.1 shall, to the fullest extent permitted by applicable Law and Judgment, be null and void ab initio, and Purchaser shall not, and shall instruct its transfer agent and other third parties not to, record or recognize any such purported transaction on the share register or other books and records of Purchaser. Any share certificate or other instrument evidencing the Purchaser Common Shares issued to the Stockholder on the Closing Date shall bear a legend detailing the restrictions on transfer set forth in this Agreement.

2.2          Tag Along; Drag Along; Put Right.

(a)          Tag Along Rights. Notwithstanding anything in Section 2.1 to the contrary, if any Fortress Stockholder or group of Fortress Stockholders proposes to effect a Change of Control Sale prior to the consummation of the Purchaser IPO, the Stockholder may, at its option, elect to exercise its rights under this Section 2.2(a).

(i)          In the event of a proposed Change of Control Sale, Purchaser shall deliver to the Stockholder: (A) a written notice of the terms and conditions of such Change of Control Sale (a “Change of Control Notice”) and offer the Stockholder (and any Permitted Transferee that then owns any Purchaser Common Shares) the opportunity to participate in such Change of Control Sale on the same terms and conditions, subject to the same agreements and for the same consideration, as the applicable Fortress Stockholders participating in such Change of Control Sale and (B) the purchase agreement (or similar instrument of transfer), including all attachments and schedules, that is the subject of such Change of Control Sale.

(ii)         From the date of the delivery of all of the information described in Section 2.2(a)(i), until the date that is 10 business days thereafter (the “Tag Along Election Period”), the Stockholder (and any Permitted Transferee that then owns any Purchaser Common Shares) shall have the right, exercisable by written notice delivered by the Stockholder (such participating Stockholder and such other participating Permitted Transferees that then own any Purchaser Common Shares, a “Tag Along Stockholder”) to Purchaser within such Tag Along Election Period, to request that the applicable Fortress Stockholders include in the Change of Control Sale the number of Purchaser Common Shares as is specified in such notice; provided, however, that if the aggregate number of Purchaser Common Shares proposed to be Transferred by the applicable Fortress Stockholders, the Tag Along Stockholders and any other holder of Purchaser Common Shares in the Change of Control Sale exceeds the number of Purchaser Common Shares that can be Transferred on the terms and conditions set forth in the Change of Control Notice, then only the Tag Along Portion of Purchaser Common Shares held by the applicable Fortress Stockholders and the Tag Along Stockholders shall be Transferred pursuant to the applicable Change of Control Sale. All out-of-pocket costs and expenses incurred by the Tag Along Stockholders in connection with a Change of Control Sale described in this Section 2.2(a) shall be paid by the Tag Along Stockholders. In connection with any Change of Control Sale described in this Section 2.2(a), the closing of the Transfer of Purchaser Common Shares held by the applicable Fortress Stockholders and the closing of the Transfer of Purchaser Common Shares held by each Tag Along Stockholder shall each occur on the same date.
4

(iii)        Notwithstanding the foregoing, the Fortress Stockholders may at any time prior to consummation of a Change of Control Sale described in this Section 2.2(a) terminate the proposed Transfer and the related tag along rights of any Tag Along Stockholder with respect to such proposed Transfer. Purchaser shall cause the Fortress Stockholders to comply with the provisions of this Section 2.2(a).

(b)          Drag Along. Notwithstanding anything in Section 2.1 to the contrary, if Purchaser or any Fortress Stockholder or group of Fortress Stockholders proposes to effect a Change of Control Sale prior to the consummation of a Purchaser IPO, Purchaser or such Fortress Stockholders may, at their option, require the Stockholder (and any Permitted Transferee that then owns any Purchaser Common Shares) to Transfer in such Change of Control Sale all of the Purchaser Common Shares then owned by the Stockholder (and such other Permitted Transferees that then own any Purchaser Common Shares) (collectively, the “Drag Along Stockholders”) on the same terms and conditions, subject to the same agreements and for the same consideration, as the applicable Fortress Stockholders participating in such Change of Control Sale, pursuant to the terms of this Section 2.2(b).

(i)          In the event Purchaser or any Fortress Stockholders elect to exercise their rights pursuant to this Section 2.2(b), Purchaser shall provide to the Stockholder a Change of Control Notice not later than the 10th business day prior to the closing of the proposed Change of Control Sale.
5

(ii)         Upon receipt of a Change of Control Notice, the Drag Along Stockholders shall be required to participate in the Change of Control Sale, on the terms and conditions set forth in the Change of Control Notice (subject to this Section 2.2(b)(ii) and Section 2.2(b)(iii)) and, if any such Change of Control Sale involves a merger, consolidation or sale of all or substantially all assets of Purchaser and its subsidiaries, the Drag Along Stockholders shall be required to vote in favor of or consent in writing to such merger, consolidation or sale of all or substantially all assets (and, without limiting the foregoing, each Drag Along Stockholder shall (to the extent applicable) waive any dissenters’ rights, appraisal rights or similar rights in connection therewith). In connection with the foregoing, each Drag Along Stockholder shall be required to join and become a party to each agreement that is approved by Purchaser or any Fortress Stockholder or group of Fortress Stockholders, as applicable (or to which any Fortress Stockholder is a party), in connection with a Change of Control Sale, including any such agreement that provides for representations and warranties, indemnification obligations (including escrows, hold backs or other similar arrangements to support such indemnification obligations), releases, covenants or other obligations, in each case, of the holders of Purchaser Common Shares party thereto; provided that (x) except in the case of the following clause (y), the indemnification obligations of each Drag Along Stockholder in connection with a Change of Control Sale shall be the same as those made by the Fortress Stockholders and apportioned based on such Drag Along Stockholder’s pro rata portion of the aggregate consideration received by the holders of Purchaser Common Shares in such transaction, (y) with respect to breaches of Fundamental Representations made by any Drag Along Stockholder in connection with a Change of Control Sale, such Drag Along Stockholder shall be solely liable, and (z) the aggregate amount of liability for any Drag Along Stockholder shall not in any case exceed the total consideration received by such Drag Along Stockholder in the Change of Control Sale. The Stockholder (i) hereby appoints Purchaser or any designee thereof as its representative in connection with any agreement contemplated by this Section 2.2(b) (including the right to resolve any potential indemnification claims or other disputes on behalf of the Fortress Stockholders and the Drag Along Stockholders) and (ii) hereby irrevocably grants to, and appoints, Purchaser or any designee thereof, as the Stockholder’s proxy and attorney in fact (with full power of substitution), for and in the name, place and stead of each Drag Along Stockholder, to vote the Purchaser Common Shares held by each Drag Along Stockholder, or to grant a consent or approval in respect of such Purchaser Common Shares, in connection with any meeting of Purchaser or any action by written consent in lieu of a meeting of Purchaser with respect to a Change of Control Sale. The Stockholder hereby affirms that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement, and is coupled with an interest and irrevocable. All out of pocket costs and expenses incurred by any Drag Along Stockholder in connection with a Change of Control Sale described in this Section 2.2(b) shall be paid by such Drag Along Stockholder. In connection with any Change of Control Sale described in this Section 2.2(b), the closing of the Transfer of Purchaser Common Shares held by the applicable Fortress Stockholders and the closing of the Transfer of Purchaser Common Shares held by each Drag Along Stockholder shall each occur on the same date.
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(iii)        Notwithstanding the foregoing, Purchaser and the applicable Fortress Stockholders may at any time prior to consummation of a Change of Control Sale described in this Section 2.2(b) terminate the proposed Transfer and any concomitant drag along obligations of any Drag Along Stockholders with respect to such proposed Transfer.

(c)          Put Right.

(i)          If, as of the date that is 90 days after the date on which the Stockholder delivers a Third Party Transfer Election pursuant to Section 2.1(c) (such date, the “Put Trigger Date”), (A) Purchaser has not consummated a Purchaser IPO and (B) the Stockholder or any Permitted Transferee continue to hold Purchaser Common Shares, then the Stockholder shall have the right (on behalf of itself and the Permitted Transferees) to deliver, on one occasion in respect of the Put Trigger Date, a written notice to Purchaser on or prior to the date that is 30 days after the Put Trigger Date, electing to require Purchaser to purchase all of the Purchaser Common Shares then held by the Stockholder or any Permitted Transferee within 90 days of delivery of the written notice to Purchaser of such election (such date, the “Put Closing Date”), at a price per Purchaser Common Share equal to the Purchaser Common Share Value (this amount, the “Put Amount”). The Stockholder and each Permitted Transferee, as applicable, shall execute and deliver to Purchaser customary share transfer documentation reasonably requested by Purchaser in connection with any Transfer of Purchaser Common Shares contemplated by this Section 2.2(c) and, without limiting the foregoing, the Stockholder and each such Permitted Transferee shall be required to make Fundamental Representations to the Purchaser in the definitive share transfer documentation related to any such Transfer.

(ii)         Notwithstanding anything herein to the contrary, if, following the Closing and prior to the Put Closing Date, there has been a material and sustained disruption of, or material and sustained adverse change in, conditions in the financial, banking or capital markets that, in Purchaser’s reasonable judgment, would materially impair Purchaser’s ability to obtain the financing necessary to pay the Put Amount to the Stockholder or any Permitted Transferee, as applicable, on commercially reasonable terms, then Purchaser may, upon delivery of written notice to the Stockholder and such Permitted Transferees, extend the Put Closing Date until such time at which such financing becomes available on commercially reasonable terms (this time period, the “Put Closing Extension Period”). Purchaser shall use reasonable best efforts to obtain this financing at the earliest reasonable opportunity. During the Put Closing Extension Period, interest on the Put Amount will accrue at a rate of four percent (4.0%) per annum; provided that under no circumstances will such interest rate be less than the short-term Applicable Federal Rate, as defined in Section 1274(d) of the Internal Revenue Code (the “AFR”), and Purchaser and the Stockholder shall periodically review this interest rate (and no less than annually) until the Put Amount is fully paid to ensure this interest rate continues to exceed the AFR. Purchaser’s internal records of applicable interest rates will be determinative in the absence of manifest error.
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(d)       Notwithstanding anything in this Agreement to the contrary, this Section 2.2 shall terminate immediately upon the consummation of a Purchaser IPO.

Article III

Definitions

3.1       Defined Terms. Terms that are not otherwise defined in this Agreement shall have the meaning ascribed to them in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“affiliate” means, with respect to any person, any other person controlling, controlled by or under common control with such first person.

“AFR” has the meaning set forth in Section 2.2(c)(ii).

“Agreement” has the meaning set forth in the preamble.

“Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and a person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance).

“business day” means a day, other than a Saturday or a Sunday, on which commercial banks are not required or authorized to close in each of New York City and Las Vegas, Nevada.

“Change of Control Notice” has the meaning set forth in Section 2.2(a).

“Change of Control Sale” means any transaction or series of related transactions in which any Fortress Stockholder or group of Fortress Stockholders proposes to Transfer (whether by merger, consolidation or sale or other Transfer of Purchaser Common Shares or otherwise) 50% or more of the then outstanding Purchaser Common Shares to any person (other than another Fortress Stockholder or other affiliate of Holdings).

“Delaware Act” means the Delaware Limited Liability Company Act (6 Del. C. Section 18-101, et seq.), as amended from time to time.

“Drag Along Stockholder” has the meaning set forth in Section 2.2(b).

“Fortress” means [●].2

2 Note to Draft: To reference applicable Fortress fund that controls Buyer.
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“Fortress Stockholder” means Holdings and any affiliate of Fortress (other than Purchaser and its subsidiaries) that Beneficially Owns Purchaser Common Shares at any time.

“Fundamental Representations” means certain customary “fundamental representations” to be made by the holders of Purchaser Common Shares in connection with a Change of Control Sale or a Transfer to Purchaser as contemplated by Section 2.2(c), as applicable, including representations with respect to ownership and authority to Transfer, free of liens, claims and encumbrances, the Purchaser Common Shares proposed to be Transferred by such holder of Purchaser Common Shares, no conflicts and absence of approvals with respect to the Purchaser Common Shares proposed to be Transferred by such holder of Purchaser Common Shares, the due authorization, execution, delivery and enforceability of the definitive documents entered into by such holder of Purchaser Common Shares in connection with such Transfer, no brokers and compliance with applicable Laws and Judgments.

“GAAP” means generally accepted accounting principles of the United States.

“Holdings” means AAF Holdings LLC, a Delaware limited liability company.

“OpCo” means Brightline Trains LLC.

“Organizational Documents” means any charter, certificate, articles or deed of incorporation, articles of organization, certificate of formation, articles of association, bylaws, operating agreement or similar formation or governing documents and instruments.

“Permitted Transferee” means the Stockholder and any affiliate thereof.

“Permitted Transfers” has the meaning set forth in Section 2.1(b).

“person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

“Purchase Agreement” has the meaning set forth in the recitals.

“Purchaser” has the meaning set forth in the preamble.

“Put Amount” has the meaning set forth in Section 2.2(c)(i).

“Put Closing Date” has the meaning set forth in Section 2.2(c)(i).

“Put Closing Extension Period” has the meaning set forth in Section 2.2(c)(ii).

“Put Trigger Date” has the meaning set forth in Section 2.2(c)(i).

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“Restricted Period Termination Date” has the meaning set forth in Section 2.1(a).

“Stockholder” has the meaning set forth in the preamble.

“Stockholder Disposition Event” means the date upon which the Stockholder and its Permitted Transferees cease to collectively hold a number of Purchaser Common Shares in excess of 1/2 of the aggregate number of Purchaser Common Shares previously issued and delivered to the Stockholder pursuant to the Purchase Agreement.

“subsidiary” means, with respect to any person, any other person, an amount of the voting securities or other voting ownership or voting partnership interests of which sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned, directly or indirectly, by such first person or by another subsidiary of such first person.

“Tag Along Portion” means, with respect to any person, the product of: (i) the aggregate number of Purchaser Common Shares proposed to be Transferred in a Change of Control Sale contemplated pursuant to Section 2.2(a), multiplied by (ii) a fraction, the numerator of which is the number of Purchaser Common Shares held by such person and the denominator of which is the aggregate number of Purchaser Common Shares then held by the Fortress Stockholders, the Tag Along Stockholders and any other holders of Purchaser Common Shares, in each case participating in such Change of Control Sale.

“Tag Along Stockholder” has the meaning set forth in Section 2.2(a)(ii).

“Third Party Transfer Election” has the meaning set forth in Section 2.1(c).

“Transfer” means (i) any direct or indirect offer, sale, lease, assignment, encumbrance, pledge, grant of a security interest, hypothecation, disposition or other transfer (by operation of Law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, lease, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), of any capital stock or interest in any capital stock or (ii) in respect of any capital stock or interest in any capital stock, the entry into any swap or any other agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such capital stock or interest in capital stock, whether any such swap, agreement, transaction or series of transactions is to be settled by delivery of securities, in cash or otherwise. “Transferor” means a person that Transfers or proposes to Transfer; and “Transferee” means a person to whom a Transfer is made or is proposed to be made.

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3.2       Interpretation. The descriptive headings of the several Articles and Sections of this Agreement and the Table of Contents to this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to “Articles” or “Sections” shall be deemed to be references to Articles or Sections hereof unless otherwise indicated. For all purposes hereof, the terms “include”, “includes” and “including” shall be deemed to be followed by the words “without limitation”. The words “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “will” shall be construed to have the same meaning as the word “shall”. The word “or” is not exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The phrase “date hereof” or “date of this Agreement” shall be deemed to refer to [●]. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms. Any applicable Law defined or referred to herein means such applicable Law as from time to time amended, modified or supplemented. Any reference to any statute herein shall also be deemed to refer to all rules and regulations promulgated thereunder. References to a person are also to its successors and permitted assigns. With respect to Purchaser Common Shares, such term shall include any shares of Purchaser Common Shares or other securities of Purchaser received by the Stockholder or any Permitted Transferee as a result of any stock split, stock dividend or distribution, or other subdivision, reorganization, reclassification or similar capital transaction.

Article IV

Miscellaneous

4.1       Term. This Agreement shall be effective as of the date hereof and shall automatically terminate upon a Purchaser IPO. If this Agreement is terminated pursuant to this Section 4.1, this Agreement shall become void and of no further force and effect, except for the provisions set forth in Section 3.2 and this Article IV.

4.2       Notices. All notices, requests, permissions, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) three business days following sending by registered or certified mail, postage prepaid, (b) when sent, if sent by email (with written confirmation of receipt), (c) when delivered, if delivered personally to the intended recipient, and (d) one business day following sending by overnight delivery via a national courier service and, in each case, addressed to a party at the following address for such party:

if to Purchaser,

Brightline Holdings LLC

c/o Florida East Coast Industries, LLC

ATTN: Kolleen Cobb

2855 Le Jeune Rd, 4th Floor

Coral Gables, FL 33134

Telephone No.:(305) 520-2344

E-Mail:             kolleen.cobb@feci.com

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with a copy to:

Brownstein Hyatt Farber Schreck, LLP

Attn: Rebecca Miltenberger

100 North City Parkway, Suite 1600

Las Vegas, NV 89106

Telephone No.: (702) 464-7052

E-Mail:             rmiltenberger@bhfs.com

and

Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, NY 10019-7475
Attention:         Damien R. Zoubek, Esq.

                         O. Keith Hallam, III, Esq.
Email:               dzoubek@cravath.com
                         khallam@cravath.com

if to Holdings,

Fortress Investment Group
1345 Avenue of the Americas
New York, NY 10105

Attention:         Ken Nicholson
Email:               knicholson@fortress.com

with a copy to:

Brownstein Hyatt Farber Schreck, LLP

Attn: Rebecca Miltenberger

100 North City Parkway, Suite 1600

Las Vegas, NV 89106

Telephone No.: (702) 464-7052

E-Mail:             rmiltenberger@bhfs.com

and

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Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, NY 10019-7475
Attention:         Damien R. Zoubek, Esq.

                         O. Keith Hallam, III, Esq.
Email:               dzoubek@cravath.com
                         khallam@cravath.com

if to the Stockholder,

c/o Tharaldson Investments

4255 Dean Martin Drive, Suite J

Las Vegas, NV 89103

Attn: Don Cape

Telephone No.: (702) 385-4988 ext. 2

E-Mail:             dcape@diversifiedgrp.com

with a copy to:

Holland & Hart LLP

Attn: Tom L. DeVine

555 17th Street, Suite 3200

Denver, CO 80202

Telephone No.: (303) 295-8110

Email:               tldevine@hollandandhart.com

or to such other address(es) as shall be furnished in writing by any such party to the other parties in accordance with the provisions of this Section 4.2.

4.3       Amendment. Subject to Section 4.14, this Agreement may be amended, modified, superseded or canceled only by an instrument in writing signed by the Stockholder and Purchaser and any of the provisions hereof may be waived only by an instrument in writing signed by or on behalf of the party waiving compliance.

4.4       Assignment. Neither this Agreement nor any of the rights or obligations of the parties hereunder may be assigned by any of the parties (including by operation of Law or otherwise) without the prior written consent of the other party; provided that the Stockholder may assign its rights and obligations under this Agreement in connection with a Transfer to a Permitted Transferee made in compliance with the terms of this Agreement (it being understood, however, that in the event of any Transfer other than pursuant to Section 2.1(b)(i), such Transferee in such Transfer shall not be entitled to any of the benefits of this Agreement). Subject to the immediately preceding sentence, this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties and their respective successors and permitted assigns. Any attempted assignment in violation of this Section 4.4 shall be void.

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4.5       Severability. The invalidity, illegality or unenforceability of any portion of this Agreement shall not affect the validity, force or effect of the remaining portions of this Agreement. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by Law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any Proceeding brought to enforce such restriction.

4.6       Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered, in person or by facsimile, or by electronic image scan, receipt acknowledged, to the other parties.

4.7       Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous agreements and understandings between the parties with respect to such matters. No party shall take, or cause to be taken, including by entering into agreements or other arrangements with provisions or obligations that conflict, or purport to conflict, with the terms of this Agreement or any of the transactions contemplated hereby, any action with either an intent or effect of impairing any such other person’s rights under this Agreement.

4.8       Governing Law. This Agreement and disputes relating hereto (whether for breach of contract, tortious conduct or otherwise) shall be governed and construed in accordance with the Laws of the State of Delaware, without reference to its conflicts of law principles.

4.9       Jurisdiction. Each party (a) submits to the personal jurisdiction of the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such dispute, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such dispute, any Delaware State court sitting in New Castle County, in the event any dispute (whether in contract, tort or otherwise) arises out of this Agreement or the transactions contemplated hereby, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it shall not bring any claim, action or proceeding relating to this Agreement or the transactions contemplated hereby in any court other than the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such claim, action or proceeding, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such claim, action or proceeding, any Delaware State court sitting in New Castle County.

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4.10       Service of Process. Each party agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth in Section 4.2 shall be effective service of process for any Proceeding with respect to any matters for which it has submitted to jurisdiction pursuant to Section 4.9.

4.11       Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable Law and Judgment, any right it may have to a trial by jury in respect of any Proceeding arising out of or in connection with this Agreement or the transactions contemplated hereby or disputes relating hereto (whether for breach of contract, tortious conduct or otherwise). Each party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of any Proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 4.11.

4.12       Enforcement. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at Law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the provisions of this Agreement in the courts referred to in Section 4.9, this being in addition to any other remedy to which the parties are entitled at Law or in equity.

4.13       Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto any benefits, rights, or remedies.

4.14       Permitted Transferee Representative. The parties hereto acknowledge and agree that the Stockholder shall be the designated representative of any and all Permitted Transferees with full authority to make all representations and warranties and agree to all covenants on behalf of and in the name of the Permitted Transferees, and to make all decisions and determinations, and to take all actions (including giving consents and waivers or agreeing to any amendments to this Agreement or to the termination hereof) required or permitted hereunder on behalf of the Permitted Transferees, and any such action, decision or determination so made or taken shall be deemed the action, decision or determination of each such Permitted Transferee, and any notice, document, certificate or information required to be given, whether in writing or otherwise, to any Permitted Transferee shall be deemed so given if given to the Stockholder and Purchaser shall be fully protected against liability in relying on the actions of the Stockholder as being authorized by the Permitted Transferees. The Stockholder shall ensure the due, prompt and faithful performance and discharge by, and compliance with, all of the obligations, covenants, terms, conditions and undertakings of the Permitted Transferees under this Agreement in accordance with the terms hereof.

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4.15       Confidentiality. The Stockholder shall, and shall use reasonable best efforts to cause its affiliates, officers, directors, employees, agents and representatives to, keep confidential and not disclose to any other person, or use for their own benefit or the benefit of any other person, any information regarding Purchaser or any of its affiliates obtained pursuant to this Agreement or in its capacity as an equityholder of Purchaser or the terms of this Agreement. The obligations of the Stockholder under this Section 4.15 shall not apply to information which: (i) is or becomes generally available to the public without breach of obligations under this Section 4.15 or (ii) is required in the opinion of legal counsel to the Stockholder to be disclosed by applicable Law or any Judgment; provided, however, that in any such case, the Stockholder must notify Purchaser in writing as early as practicable prior to disclosure to allow Purchaser to take appropriate measures to preserve the confidentiality of such information (and, if requested by Purchaser, the Stockholder shall reasonably cooperate, at Purchaser’s expense, with any such effort by Purchaser to preserve the confidentiality of such information).

4.16       Cooperation. If Purchaser has not consummated a Purchaser IPO on or prior to the Closing Date, the Stockholder and each Permitted Transferee that then holds any Purchaser Common Shares shall use commercially reasonable efforts to cooperate with any action reasonably requested by Purchaser from and after the Closing to effect a Purchaser IPO (including any corporate reorganization of Purchaser or any of its subsidiaries or other reasonable activities, the expenses of which are reimbursed by Purchaser).

[The remainder of this page left intentionally blank.]

16

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties as of the date first herein above written.

BRIGHTLINE HOLDINGS, LLC

By:
Name:
Title:

THARALDSON ETHANOL PLANT I, LLC

By:
Name:
Title:

Exhibit 7

Form of Assignment and Assumption Agreement

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment and Assumption Agreement”), dated ________, 20__, is made by and between [________________], a [________________] (“Seller”), and [________________], a [________________] (“Purchaser”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Seller and Purchaser are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated as of [_______], 2018 (together with all amendments, supplements, modifications, appendices, assignments and addenda thereto, the “Agreement”), providing for, among other things, the sale, transfer and conveyance by Seller to Purchaser of Seller’s right, title and interest in and to the Property; and

WHEREAS, pursuant to the Agreement, Seller has agreed to assign to Purchaser certain contracts, and Purchaser has agreed to accept the assignment of such contracts and assume certain liabilities related thereto.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants and agreements contained herein and in the Agreement and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1.           Assignment and Assumption.  Effective as of the Closing, Seller hereby transfers, assigns, conveys and delegates to Purchaser all of Seller’s right, title and interest in, to and under the Assumed Contracts listed on Schedule A.  Effective as of the Closing, Purchaser hereby accepts such assignment and assumes from Seller all liabilities and obligations under the Assumed Contracts accruing from and after the Closing, and agrees to pay, perform and discharge, when due, all of such liabilities and obligations.

2.           Indemnification.

(a)          Purchaser shall indemnify, defend and hold Seller harmless for, from and against any and all claims, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees and charges), resulting from or arising from any liabilities or obligations under the Assumed Contracts with respect to any matters, events or conditions first occurring on or after the Closing.
Exhibit 7-1

(b)          Seller shall indemnify, defend and hold Purchaser harmless for, from and against any and all claims, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees and charges), resulting from or arising from any liabilities or obligations under the Assumed Contracts with respect to any matters, events or conditions first occurring prior to the Closing.

3.           Conflict.  This Assignment and Assumption Agreement is subject to all of the terms, conditions and limitations set forth in the Agreement.  In the event that any provision of this Assignment and Assumption Agreement shall be construed to conflict with a provision of the Agreement, the provision of the Agreement shall be deemed to be controlling.

4.           Governing Law.  The internal laws of the State of Nevada applicable to contracts made and wholly performed therein shall govern the validity, construction, performance and effect of this Assignment and Assumption Agreement.

5.           Successors and Assigns.  This Assignment and Assumption Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors in interest and assigns.

6.           Headings.  The subject headings or captions of the paragraphs in this Assignment and Assumption Agreement are inserted for convenience of reference only and shall not affect the meaning, construction or interpretation of any provisions contained herein.  All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

7.          Counterparts.  This Assignment and Assumption Agreement may be signed by facsimile or other electronic transmission and/or in one or multiple counterparts, with each counterpart having the same force and effect as if this single instrument were executed by each of the parties hereto and delivered to the other party.

8.           No Third Party Beneficiaries.  There are no third-party beneficiaries to this Assignment and Assumption Agreement.

9.           Severability.  If any provision of this Assignment and Assumption Agreement shall be held invalid, illegal or unenforceable, then the validity, legality or enforceability of the other provisions of this Assignment and Assumption Agreement shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

[Signatures appear on following page.]
Exhibit 7-2

IN WITNESS WHEREOF, the Parties have caused this Assignment and Assumption Agreement to be executed as of the date first above written.

“SELLER”

[_______________________],
a [______________________]

By:
Name:
Title:

“BUYER”

[_______________________],
a [______________________]

By:
Name:
Title:
Exhibit 7-3

Schedule A to Assignment and Assumption

Assumed Contracts
Exhibit 7-4

Exhibit 8

Form of Seller’s FIRPTA Affidavit

Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person.  For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity.

To inform [________________], a [________________] (“Transferee”) that withholding of tax is not required upon the transfer by [________________] (“Transferor”) of a United States real property interest, the undersigned hereby certifies and declares by means of this certification the following:

(a)          Transferor, through its 100% owned disregarded entity, [________________], a [________________] (“Seller”), is the seller under that Purchase and Sale Agreement and Joint Escrow Instructions, dated as of ______________, 2018, by and between Seller and Transferee;

(b)          Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder).

(c)          Transferor’s U.S. employer or tax (social security) identification number is ____________________.

(d)          Transferor is not a disregarded entity as defined in Treasury Regulation Section 1.1445-2(b)(2)(iii).

(e)        The address for Transferor is _____________________________________. Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

“TRANSFEROR”

_______________________
a ______________________

By:
Name:
Title:
Dated:	, 2018
Exhibit 8-1

Exhibit 9

Form of Assignment and Bill of Sale

ASSIGNMENT AND BILL OF SALE

Reference is hereby made to (a) that certain real property located in Clark County, Nevada and described in more detail on Exhibit A of that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated as of ____________, 2018, by and between [________________], a [________________] (“Seller”), and [________________], a [________________] (“Purchaser”), (b) the improvements located thereon, and (c) the rights, privileges and entitlements incident thereto (collectively, the “Property”).

For good and valuable consideration, receipt of which is hereby acknowledged, Seller does hereby give, grant, bargain, sell, transfer, assign, convey and deliver to Purchaser all of Seller’s right, title and interest in all assets, rights, materials and/or claims used, owned or held in connection with the use, management, development or enjoyment of the Property, including, without limitation: (i) all land use entitlements, subdivision agreements and other agreements relating to the development of the Property; (ii) all plans, specifications, maps, tentative maps, final maps and civil improvement plans, drawings and other renderings relating to the Property; (iii) all contract rights, warranties, claims and any similar rights relating to and benefiting the Property or the assets transferred hereby including, but not limited to, those contained in any construction and consultant agreements pertaining to the Property; (iv) all intangible rights, goodwill and rights benefiting the Property; (v) all development rights benefiting the Property; (vi) all rights, claims or awards benefiting the Property; (vii) all improvements located on or about the Property; and (viii) all will serve letters and commitments pertaining to the Property from applicable utility purveyors, including, but not limited to, sewer and water.

Seller hereby covenants that it will, at any time and from time to time upon written request therefore, execute and deliver to Purchaser, its nominees, successors and/or assigns, any new or confirmatory instruments and do and perform any other acts which Purchaser, its nominees, successors and/or assigns, may request in order to fully transfer possession and control of, and protect the rights of Purchaser, its nominees, successors and/or assigns in, all the assets of Seller intended to be transferred and assigned hereby.

(Signature appears on following page.)
Exhibit 9-1

IN WITNESS WHEREOF, this Assignment and Bill of Sale has been executed by Seller as of ______________, 2018.

SELLER:

[_________________________],
a [________________________]

By:
Name:
Title:
Exhibit 9-2

Exhibit 10

Form of Tenant Notice Letter

[_________________________], 20__

VIA [INSERT DELIVERY METHOD REQUIRED BY APPLICABLE LEASE]

[INSERT TENANT NOTICE ADDRESS]

RE:          [INSERT REFERENCE TO APPLICABLE LEASE]

Dear ______________:

Please be advised that on ___________________, 2018, Landlord conveyed its interest in the above-referenced Property to ______________________ (“New Landlord”).  [Tenant’s security deposit has been transferred to New Landlord and] Tenant shall direct all payments and correspondence from and after the date hereof related to the Lease to New Landlord at the following address:

Attn:

Sincerely,

[____________________________________],
a [___________________________________]

By:
Name:
Title:
Exhibit 10-1

Exhibit 11

Form of Lessor Consent and Estoppel Certificate

FROM:	[Name of Lessor]
[Street Address]
[City, State, Zip]

TO:	[Name of Purchaser]
[Street Address]
[City, State, Zip]

Re:
That certain Lease Agreement, dated ___________, by and between [_____________], a [_____________] (“Lessor”), and [__________], a [____________] (“Lessee”), together with all exhibits, modifications, assignments and amendments thereto (the “Lease”), [and that certain Memorandum of Lease recorded on ___________, in Book No. ___________, as Instrument No. ___________ in the Official Records of Clark County, Nevada,] with respect to the real property located bearing Clark County Assessor Parcel Number 162-20-112-001 (the “Property”), as more particularly described in the Lease

Dear Sirs:

The undersigned Lessor acknowledges that [*], a [*] (“Purchaser”), has contracted with the Lessee for the acquisition by Purchaser of all of certain assets owned by Lessee, including, without limitation, Lessee’s interest in the Lease.  This Lessor Consent and Estoppel Certificate (this “Certificate”) is being required as a condition to such acquisition.  Accordingly, Lessor hereby certifies and confirms to Purchaser, its successors and/or assigns, as its/their interest may appear, and acknowledges and agrees as follows:

THE LEASE.

(a)          Lessor is the current legal and record owner of the fee interest in the Property and of the lessor’s interest under the Lease.  Lessor has not assigned or agreed to assign its interest or any portion thereof as lessor under the Lease.

(b)          The current address for notices, demand and communications to the Lessor under the Lease is as follows:

(c)          A true, correct and complete copy of the Lease is attached hereto as Exhibit A, and the Lease has not been amended, assigned or modified other than as shown on Exhibit A.
Exhibit 11-1

(d)          Lessee is the current “Lessee” under the Lease.

(e)          The construction of the leased premises and any other improvements required to be constructed on the Property pursuant to the terms of the Lease have been completed, and Lessee has taken possession of the leased premises and is paying rent on a current basis.

(f)          The Lease is in full force and effect, and constitutes the entire agreement between Lessor and Lessee.  There are no other agreements, written or oral, between Lessor and Lessee relating to Lessee’s occupancy of the Property, including, without limitation, any agreement with respect to any additional obligations of Lessee not set forth in the Lease.

(g)          The Lease commenced on _____________ and the current term will expire on ________________.  The rent commencement date, if different than the commencement date set forth above, is _______________________.  Tenant has no option to renew or extend the term of the Lease, except as follows: ________________________.

(h)          The current rent to be paid by Lessee is $__________ per month.

(i)           Lessee has deposited with Lessor a security deposit in the amount of $_________ (if none, so state).  No portion of such security deposit has been applied to cure any default under the Lease.

(j)           Neither Lessor nor, to Lessor’s knowledge, Lessee is in default under the Lease and there is no event which, with the giving of notice and/or the passage of time, would constitute such a default.

(k)          Lessor has no present claims or defenses to the enforcement of the Lease and no present reason, claim or ground to terminate the Lease or declare a default thereunder.

(l)           To Lessor’s knowledge, Lessee has no present set-offs, claims or defenses to the enforcement of the Lease and no present reason, claim or ground to terminate the Lease or declare a default thereunder.

(m)         Neither Lessor nor, to Lessee’s knowledge, Lessee, has commenced any action or given or received any notice for the purpose of terminating the Lease.

2.          CONSENT.  Notwithstanding anything to the contrary contained in the Lease, Lessor hereby consents to, and approves of, Lessee’s transfer to Purchaser, and Purchaser’s acquisition from Lessee, of Lessee’s interest to the Property under the terms of the Lease.

3.          MISCELLANEOUS.

(a)          The person signing this Certificate on behalf of Lessor is duly authorized to execute and deliver this Certificate on behalf of Lessor.
Exhibit 11-2

(b)          Lessor agrees that Purchaser may rely on the consent and certifications set forth above as conclusive evidence of such matters, and all such certifications shall inure to the benefit of Purchaser and its respective successors and assigns, and shall be binding upon Lessor, and its successors and assigns.

Very truly yours,

[LESSOR], [ENTITY]

By:
Name:
Its:

Exhibit 11-3

EXHIBIT A

Lease
(to be attached)
Exhibit 11-4

Exhibit 12

Form of Tenant Estoppel Certificate

TENANT ESTOPPEL CERTIFICATE

To:	[Purchaser] (“Purchaser”)
[*]
[*]
Attention: [*]

[Seller] (“Seller”)
[*]
[*]
Attention: [*]

Re:	Property Address: [*] (the “Property”)
Lease: [*] (the “Lease”), dated as of [*], by and between Seller and [*] (“Tenant” and, together with Seller, the “Parties”)
Area Leased: [*] (the “Premises”)

Tenant understands that Purchaser is under contract with Seller to purchase the Property.  This Tenant Estoppel Certificate (this “Certificate”) is being required as a condition to such purchase.  Accordingly, Tenant hereby certifies and confirms to Purchaser and acknowledges and agrees as follows:

1.          A true, correct and complete copy of the Lease is attached hereto as Exhibit A, and the Lease has not been amended, assigned or modified other than as shown on Exhibit A.  The Lease is in full force and effect and constitutes the entire agreement between the Parties as to the Premises or any portion thereof.  There are no other agreements, written or oral, between Seller and Tenant relating to Tenant’s occupancy of the Premises, including, without limitation, any agreement with respect to any additional obligations of Seller not set forth in the Lease.

2.          Rent, in the monthly amount of $[*], has been paid to the [*] day of the current month and all additional rent has been paid current.  No rent has been paid more than thirty (30) days in advance of its due date except [*].  Tenant has deposited with Seller a security deposit in the amount of $[*].  No portion of such security deposit has been applied to cure any default under the Lease.

3.          Tenant is the current “Tenant” under the Lease and is currently in occupancy of the Premises.  The Lease commenced on [*] and the current term will expire on [*].  The rent commencement date, if different than the commencement date set forth above, is [*].  Tenant has no option to renew or extend the term of the Lease, except as follows: __________________.
Exhibit 12-1

4.          All work to be performed for Tenant by Seller under the Lease has been performed as required and has been accepted by Tenant, and any payments, free rent or other payments, credits, allowances or abatements required to be given by Seller to Tenant have already been received by Tenant, except _________________.

5.          Neither Tenant nor, to Tenant’s knowledge, Seller is in default under the Lease and there is no event which, with the giving of notice and/or the passage of time, would constitute such a default.  Tenant has no present set-offs, claims or defenses to the enforcement of the Lease and no present reason, claim or ground to terminate the Lease or declare a default thereunder.

6.          Neither Tenant nor, to Tenant’s knowledge, Seller, has commenced any action or given or received any notice for the purpose of terminating the Lease.  Tenant has received no notice of any prior sale, assignment, pledge or other transfer of the Lease or of rent received thereunder, except ______________________.

7.          Tenant has not assigned the Lease or sublet all or a portion of the Premises. Tenant does not hold the Premises under assignment or sublease; nor does anyone except Tenant and Tenant’s employees occupy the Premises except ____________________________________.

8.          Tenant has no right or option to purchase all or any part of the Premises or any building which is a part of the Premises or to occupy any additional space at the Property.

9.          Landlord has the right to terminate the Lease upon [*] prior written notice to Tenant.

10.        The person signing this Certificate on behalf of Tenant is duly authorized to execute and deliver this Certificate on behalf of Tenant.

If a blank in this document is not filled in, the blank will be deemed to read “None.”
Exhibit 12-2

Tenant agrees that Purchaser may rely on the certifications set forth above as conclusive evidence of such matters, and all such certifications shall inure to the benefit of Purchaser and its successors and assigns, and shall be binding upon Tenant, and its successors and assigns.

Dated this _____ day of ________, 20__.

TENANT:

,
a

By:
Name:
Its:

Address for Notices:

Exhibit 12-3

EXHIBIT A

LEASE

(To be attached)

Exhibit 12-4